UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

(logo)
American
  Express(R)
 Partners Funds

AXP(R) Partners
         International
              Aggressive
         Growth
                  Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       18

Notes to Financial Statements              21

Independent Auditors' Report               32

Federal Income Tax Information             33

Board Members and Officers                 34

Proxy Voting                               36

(logo)  DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Columbia Wanger Asset Management

Portfolio manager                  Since              Years in industry
Zachary Egan, CFA                  5/03                               4
Louis Mendes, CFA                  5/03                              12

American Century Investment Management

Portfolio manager                  Since              Years in industry
Henrik Strabo                      9/01                              17
Mark Kopinski                      9/01                              19
Keith Creveling, CFA               4/02                               9

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols
A: AXGAX        B: APIBX        C: --           Y: --

Total net assets                                         $147.8 million

Number of holdings                                                  273

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                 X      LARGE
                 X      MEDIUM   SIZE
                 X      SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 15.4%
Japan 15.0%
France 9.4%
Germany 8.6%
Switzerland 8.5%
Netherlands 5.3%
Ireland 4.9%
Canada 3.8%
China 3.5%
South Korea 2.9%
Sweden 2.9%
Australia 2.2%
Italy 2.2%
Spain 2.2%
Hong Kong 1.6%
Russia 1.3%
Norway 1.2%
Singapore 1.2%
Other* 7.9%

* Includes Austria, Belgium, Denmark, Finland, Greece, Hungary, India, Israel, Luxembourg, Mexico, New Zealand, South Africa, Taiwan and United States.

TOP TEN HOLDINGS

Percentage of portfolio assets

Anglo Irish Bank (Ireland)                                       1.2%
Credit Suisse Group (Switzerland)                                1.1
Abbey Natl (United Kingdom)                                      1.1
Nissan Motor (Japan)                                             1.1
Deutsche Boerse (Germany)                                        1.0
Neopost (France)                                                 1.0
Societe Generale Cl A (France)                                   1.0
Rhoen-Klinikum (Germany)                                         1.0
Exel (United Kingdom)                                            0.9
Siemens (Germany)                                                0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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3 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Aggressive Growth Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in growth stocks of international companies across all market capitalizations to seek long-term growth of capital. For the 12 months ended Oct. 31, 2003, the Fund's Class A shares rose 27.26%, excluding sales charge, outperforming its benchmark, the MSCI EAFE Growth Index, which advanced 21.81%. The Fund also outperformed its peer group, as represented by the Lipper International Funds Index, which rose 26.55% for the period. As of Oct. 31, 2003, American Century Investment Management, Inc. and Columbia Wanger Asset Management, L.P. (formerly Liberty Wanger Asset Management, L.P.) each managed approximately 50% of the Fund's portfolio. The Fund's portfolio turnover for the 12 month period was 116%.

Q: What factors affected performance the most for your portion of the AXP Partners International Aggressive Growth Fund for the annual period ended Oct. 31, 2003?

     American Century: The portfolio's strong absolute gains came during a period marked by the anticipation and subsequent onset of war in Iraq, concern about the spread of a potentially fatal virus, and North Korean nuclear tensions. All of these factors restrained many of the world's equity markets in late 2002 and the first few months of 2003. With the conclusion of major combat operations in Iraq and the SARS outbreak under control, equity markets in the U.S. and abroad rebounded during the second half of the fiscal year.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003
30%     (bar 1)                             (bar 3)
        +27.76%                             +26.55%
25%                        (bar 2)
                           +21.81%
20%

15%

10%

 5%

 0%

(bar 1) AXP Partners International Aggressive Growth Fund Class A (excluding sales charge)

(bar 2)  MSCI EAFE Growth Index (unmanaged)

(bar 3)  Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote> The portfolio's investments in the technology sector rallied during the period, led by gains among holdings in the semiconductor and electrical equipment industries. (end callout quote)

 -- American Century

     Against this backdrop, the portfolio's largest sector stake -- financials -- posted the fiscal year's greatest contribution to our portion of the Fund's performance. The sector advanced mostly on the strength of banks, which represented the portfolio's heaviest average industry weighting. HBOS and Royal Bank of Scotland, both in the United Kingdom, were among the top contributors. Each gained on strong demand for mortgages and diminished concern about loan quality. Elsewhere in the sector, the

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                            Class A               Class B                     Class C                    Class Y
(Inception dates)          (9/28/01)             (9/28/01)                   (9/28/01)                  (9/28/01)
                       NAV(1)      POP(2)       NAV(1)     After CDSC(3)   NAV(1)     After CDSC(4)    NAV(5)     POP(5)
1 year                +27.26%     +19.95%      +26.05%       +22.05%      +26.27%       +26.27%       +27.47%    +27.47%
Since inception        +5.98%      +3.02%       +5.16%        +3.33%       +5.16%        +5.16%        +6.18%     +6.18%

as of Sept. 30, 2003
1 year                +21.42%     +14.45%      +20.63%       +16.63%      +20.63%       +20.63%       +21.91%    +21.91%
Since inception        +2.52%      -0.47%       +1.73%        -0.25%       +1.73%        +1.73%        +2.73%     +2.73%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     financial services industry advanced, but property and casualty insurers declined. Indeed, Aegon, an insurer based in the Netherlands, detracted most from our portion of the portfolio's performance.

     The Fund's holdings in telecommunications, technology and commercial services also contributed positively to performance. However, these gains were tempered somewhat by declines in the industrials, basic materials and consumer services positions in our portion of the Fund.

     Columbia WAM: Our portion of the Fund outperformed the MSCI EAFE Growth Index for the annual period. The Fund's performance during the first half of the fiscal year benefited most from a significantly less than benchmark position in the United Kingdom and was impacted most negatively by its Japanese and South Korean holdings. During the second half of the fiscal year, our portion of the Fund benefited most from a shift in investor sentiment. After nearly three years of risk-averse behavior, investors embraced risk with enthusiasm after evidence that the U.S. economy may have bottomed and was experiencing stronger than anticipated growth. As in the U.S., international small-cap equities outperformed their large-cap counterparts, with small-cap technology stocks leading the pack. On the downside, the resurgence of a momentum-driven, speculative style characterized the equity markets during the second and third calendar quarters, with the lowest quality names bouncing the highest. Additionally, dramatic moves in currencies continued. The U.S. dollar dropped 12% against the Japanese yen over the fiscal year, suggesting not everyone was convinced a U.S. economic recovery would be either sustainable or strong enough to outweigh its trade deficit.

     Stocks that had the biggest positive impact on our portion of the Fund's performance during the fiscal year came from a variety of countries and industries. Among the strongest performers were Korean auto parts maker Hyundai Mobis, Ireland's niche middle-market bank Anglo Irish Bank, Taiwan's semiconductor packaging and test services company ASE Test, Hong Kong's power tool manufacturer Techtronics and French maker of franking machines Neopost. Neopost and Anglo Irish Bank were among the Fund's top ten holdings as a percentage of portfolio assets at the end of the annual period.

     With positive returns from the majority of the stocks in our portion of the Fund, the impact of lagging names was minimal for the fiscal year overall. One of the biggest disappointments, particularly during the third calendar quarter, was Hagemeyer, an electrical

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6 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Stocks that had the biggest positive impact on our portion of the Fund's performance during the fiscal year came from a variety of countries and industries.(end callout quote)

-- Columbia WAM

     goods distributor in the Netherlands. Hagemeyer preannounced weak earnings due to a slowdown in its U.K. operations. The company's share price dropped 40% before we eliminated the position from the portfolio.

Q: What changes did you make to the portfolio and how is it currently positioned?

     American Century: During the first half of the year, we increased our portion of the Fund's weighting in the telecommunications sector and maintained that greater than benchmark position during the second half of the period. The Fund's stake in the telecommunications sector was beneficial. Some providers of mobile phone service benefited from higher average revenues per user and increasing use of mobile phones for data services. France Telecom and the United Kingdom's Vodafone were the top two contributors among wireless companies to Fund performance.

     The portfolio's investments in the technology sector rallied during the period, led by gains among holdings in the semiconductor and electrical equipment industries. For our portion of the Fund, in the semiconductor industry Japan's Canon was the greatest contributor to performance. Canon advanced based primarily on strong sales of digital cameras. Alcatel, the French telecommunications-equipment maker, was the leading contributor to portfolio performance in the electrical equipment industry.

     The commercial services sector was another strong performer for our portion of the portfolio, led by Yahoo Japan in the information services industry. Yahoo Japan advanced, as business surged on its online auction site. Indeed, Internet auction services have become the company's main engine of growth since it started charging fees to list products for sale through its Web site.

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7 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Within the poorly-performing industrials sector, the Fund's holdings in the heavy machinery industry contributed positively to performance. However, these gains were outweighed by declines among industrial parts holdings, with Tyco International accounting for most of the damage. We eliminated the position from our portion of the portfolio during the reporting period. Within the basic materials sector, the forest products and paper industry lagged most. Consumer services retreated on weakness among publishers.

     Columbia WAM: We did not make any significant changes to the portfolio during the annual period. Over the course of the year, we maintained our portion of the Fund's less than benchmark position in Japanese names, although we did make strides toward establishing a more neutral-to-the-benchmark position.

     The recent rally in lower-quality, smaller-cap names highlights the volatile, momentum-driven nature of the current international small-cap marketplace. We continued to seek stocks that were reasonably priced and had sustainable business models. We also maintained our long-term perspective, only adding stocks to the portfolio as attractive valuation opportunities arose.

Q:   How do you intend to manage the Fund in the coming months?

     American Century: Going forward, we intend to adhere to our long-standing process of identifying and owning companies that we believe demonstrate fundamental strength and sustainable improvement in their businesses, regardless of economic outlook or changes in market conditions.

     Columbia WAM: There remains much economic and geopolitical uncertainty around the world, and thus we believe our best defense is to continue building the Fund's portfolio one stock at a time. We anticipate no major changes to the portfolio in the foreseeable future. Our core strategy of owning good businesses at reasonable prices has thus far worked well for the Fund, despite the recent market appetite for high-beta, speculative stocks. High-beta stocks are those considered more volatile than the equity market as a whole. We intend to continue to position the portfolio for the long term.

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8 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Aggressive Growth Fund Class A shares (from 10/1/01 to 10/31/03) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP PARTNERS INTERNATIONAL
                             AGGRESSIVE GROWTH FUND

AXP Partners International Aggressive Growth Fund Class A
   $9,425     $9,627     $9,683    $10,398     $9,060     $8,363     $8,166   $8,478     $9,450    $10,643
MSCI EAFE Growth Index
  $10,000    $10,398    $10,403    $11,014     $9,616     $9,208     $8,804   $9,280    $10,072    $11,216
Lipper Internatioal Funds Index
  $10,000    $10,271    $10,407    $11,188     $9,812     $9,217     $9,003   $9,365    $10,488    $11,664

  10/1/01     10/01       1/02       4/02       7/02      10/02       1/03     4/03       7/03      10/03

(1) MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Oct. 31, 2003
1 year                                                              +19.95%
Since inception (9/28/01)                                            +3.02%

            Results for other share classes can be found on page 5.

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9 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund

Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)(c)
Issuer                                         Shares          Value(a)

Australia (2.1%)

Beverages & tobacco (0.3%)
Lion Nathan                                   115,000          $450,422

Computer software & services (0.4%)
Computershare                                 240,000           609,645

Financial services (0.3%)
Perpetual Trustees Australia                   17,000           483,580

Lodging & gaming (0.4%)
Jupiters                                      122,109           566,642

Metals (0.3%)
BHP Billiton                                   45,331           376,969

Textiles & apparel (0.4%)
Billabong Intl                                130,000           675,208

Austria (0.9%)

Banks and savings & loans (0.5%)
Erste Bank der oesterreichischen
   Sparkassen                                   5,952           658,085

Multi-industry (0.2%)
Flughafen Wien                                  9,000           366,815

Paper & packaging (0.2%)
Matr-Melnhof Karton                             2,600           259,814

Belgium (0.4%)

Health care products
Omega Pharma                                   20,600           634,369

Canada (3.6%)

Building materials & construction (0.4%)
Masonite Intl                                  24,500           548,348

Energy (0.9%)
ShawCor                                        45,000           465,688
Talisman Energy                                19,500           952,622
Total                                                         1,418,310

Energy equipment & services (0.4%)
AltaGas Services                               12,800           138,289
Esprit Exploration                            199,400           381,236
Total                                                           519,525

Financial services (0.4%)
Power Financial                                14,000           482,121
VFC                                             6,000            40,970
Total                                                           523,091

Health care products (0.4%)
Patheon                                        55,000(b)        532,036

Insurance (0.2%)
Kingsway Financial Services                    23,500(b)        246,758

Leisure time & entertainment (0.1%)
Intrawest                                       5,800            95,974

Media (0.4%)
Corus Entertainment                            32,000(b)        655,514

Paper & packaging (0.2%)
Moore Wallace                                  20,000(b)        286,636

Telecom equipment & services (0.3%)
Nortel Networks                               107,006(b)        476,177

China (3.7%)

Chemicals (0.2%)
Sinopec Shanghai Petrochemical              1,042,000(b)        295,196

Electronics (0.1%)
Ngai Lik Industrial Holding                   574,000           212,505

Energy (0.2%)
CNOOC                                         127,000           239,586

See accompanying notes to investments in securities.

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10 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

China (cont.)

Energy equipment & services (0.2%)
PetroChina Cl H                               957,000          $348,137

Food (0.6%)
Global Bio-Chem Technology                  1,700,000           864,700

Industrial transportation (0.3%)
Sinotrans                                   1,000,000           495,770

Media (--%)
Clear Media                                    27,100(b)         17,798

Multi-industry (1.0%)
Hainan Meilan Airport Cl H                    400,000           275,571
Jiangsu Expressway                            600,000           301,325
Lerado Group Holding                        1,400,000           250,589
Linmark Group                                 750,000           301,808
Zhejiang Expressway                           500,000           313,880
Total                                                         1,443,173

Retail -- general (0.2%)
Esprit Holdings                               100,000           314,202

Retail -- grocery (0.2%)
Liahua Supermarkets Holdings Cl H             313,000(b)        307,321

Utilities -- electric (0.3%)
Huaneng Power Intl Cl H                       280,000           436,277

Denmark (0.5%)

Industrial transportation (0.2%)
A P Moller - Maersk                                39           306,167

Multi-industry (0.3%)
Kobenhavns Lufthavne                            4,750           493,233

Finland (0.7%)

Financial services (0.2%)
Sponda                                         40,000           279,930

Multi-industry (0.5%)
Amer Group                                     11,600           441,634
Jaakko Poyry Group                             16,200           384,183
Total                                                           825,817

France (9.0%)

Automotive & related (0.4%)
Renault                                         9,007           595,779

Banks and savings & loans (0.6%)
Credit Agricole                                39,390           836,599

Beverages & tobacco (0.6%)
LVMH Moet Hennessy Louis Vuitton               11,939           825,112

Computer software & services (0.6%)
Fininfo                                        20,400           426,871
Wanadoo                                        53,078(b)        394,900
Total                                                           821,771

Food (0.8%)
Bonduelle                                       5,000           396,413
Groupe Danone                                   4,847           731,375
Total                                                         1,127,788

Health care services (0.4%)
Essilor Intl                                   12,700           610,924

Insurance (0.5%)
Axa                                            40,061           759,106

Lodging & gaming (0.5%)
Accor                                          17,431           685,515

Media (0.7%)
Publicis Groupe                                17,086           534,300
Societe Television Farancaise 1                16,881           506,303
Total                                                         1,040,603

Metals (0.2%)
Vallourec                                       5,000           366,188

Multi-industry (2.6%)
Bacou-Dalloz                                    6,000           468,720
Neopost                                        28,800         1,429,930
Sanofi-Synthelabo                              10,099           625,160
Societe Generale Cl A                          19,203         1,426,471
Total                                                         3,950,281

Telecom equipment & services (0.4%)
Alcatel                                        48,237           636,457

Utilities -- telephone (0.7%)
France Telecom                                 44,033(b)      1,065,742

See accompanying notes to investments in securities.

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11 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Germany (7.9%)

Automotive & related (0.3%)
Beru                                            3,500          $196,195
Porsche                                           650           319,267
Total                                                           515,462

Banks and savings & loans (0.1%)
Commerzbank                                     9,654(b)        190,787

Building materials & construction (0.3%)
Bilfinger Berger                               14,000           448,539

Chemicals (0.4%)
BASF                                            4,340           199,086
K&S                                            15,100           344,931
Total                                                           544,017

Computer software & services (1.6%)
Lion Bioscience                                 5,800(b)         29,667
SAP                                             5,992           871,758
Software                                       32,900(b)        767,220
T-Online Intl                                  51,845(b)        670,803
Total                                                         2,339,448

Electronics (0.8%)
Siemens                                        17,513         1,180,814

Engineering & construction (0.1%)
Linde                                           1,900            74,955

Financial services (1.0%)
Deutsche Boerse                                26,728         1,485,830

Health care services (0.9%)
Rhoen-Klinikum                                 28,000         1,381,910

Insurance (0.2%)
Muenchener Rueckversicherungs-
   Gesellschaft                                 2,079           247,943

Multi-industry (0.4%)
GFK                                            22,200           556,152

Retail -- general (0.8%)
Metro                                          12,924           528,550
Takkt                                          49,000           308,167
Zapf Creation                                  11,200           347,113
Total                                                         1,183,830

Textiles & apparel (0.2%)
Puma AG Rudolf Dassler Sport                    2,371           345,859

Utilities -- electric (0.2%)
E.On                                            7,286           368,275

Utilities -- telephone (0.5%)
Deutsche Telekom                               47,282(b)        744,780

Greece (0.2%)

Lodging & gaming (0.2%)
Intralot-Intergrated Lottery                   16,800           293,341

Utilities -- electric (--%)
Public Power                                    1,830            39,442

Hong Kong (1.3%)

Electronics (0.5%)
Techtronic Inds                               250,000           688,927

Financial services (0.5%)
Cheung Kong Holdings                           44,000           366,870
Hong Kong Exchanges & Clearing                200,000           435,247
Total                                                           802,117

Media (0.3%)
Television Broadcasts                         100,000           473,879

Real estate (0.2%)
Sun Hung Kai Properties                        41,000           347,135

Hungary (0.2%)

Banks and savings & loans (0.1%)
OTP Bank                                        8,020(b)         98,253

Health care products (0.1%)
Gedeon Richter                                  1,260           129,574

India (0.7%)

Banks and savings & loans
HDFC Bank ADR                                  40,000         1,035,600

Ireland (4.7%)

Airlines (0.4%)
Ryanair Holdings ADR                           11,297(b)        581,796

Banks and savings & loans (1.6%)
Anglo Irish Bank                              145,770         1,750,497
Depfa Bank                                      6,370           713,114
Total                                                         2,463,611

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Ireland (cont.)

Building materials & construction (0.4%)
CRH                                            30,800          $553,188

Food (0.7%)
Kerry Group Cl A                               60,000         1,046,250

Insurance (0.6%)
Irish Life & Permanent                         60,000           840,470

Lodging & gaming (0.3%)
Jurys Doyle Hotel Group                        40,000           469,650

Retail -- general (0.7%)
Grafton Group                                 160,000           995,100

Israel (0.5%)

Health care products
Teva Pharmaceutical Inds ADR                   12,789           727,566

Italy (2.1%)

Banks and savings & loans (0.3%)
Banco Popolare di Verona e Novara              31,126           481,247

Beverages & tobacco (0.3%)
Davide Campari - Milano                        12,000           516,150

Energy (0.2%)
Saipem                                         46,000           334,754

Financial services (0.4%)
Parmalat Finanziaria                          180,000           560,790

Furniture & appliances (0.3%)
De' Longhi                                    105,000           489,471

Restaurants (0.5%)
Autogrill                                      55,200(b)        698,811

Japan (14.4%)

Automotive & related (2.2%)
Denso                                          22,000           417,247
Honda Motor                                     5,900           232,919
Nifco                                          32,000           409,551
Nissan Motor                                  136,816         1,533,246
USS                                             9,100           646,482
Total                                                         3,239,445

Banks and savings & loans (0.7%)
Mitsui Fudosan                                 36,000           334,998
OMC Card                                       70,000(b)        224,132
Orix                                            5,700           479,602
Total                                                         1,038,732

Cellular telecommunications (0.3%)
NTT DoCoMo                                        218           471,952

Chemicals (0.8%)
Konica Minolta Holdings                        34,000           446,900
Nitto Denko                                    13,300           698,057
Total                                                         1,144,957

Computer software & services (0.2%)
Trend Micro                                    12,000(b)        330,741

Electronics (3.6%)
Fanuc                                          14,400           865,821
Keyence                                         3,300           725,829
Murata Manufacturing                           10,800           613,999
NEC                                            40,000           353,300
Pioneer                                        17,400           433,674
Sharp                                          34,000           535,353
Tokyo Electron                                  7,600           544,758
Toyo                                           51,600           649,136
Ushio                                          39,100           666,871
Total                                                         5,388,741

Environmental services (0.3%)
Daiseki                                        26,400           394,073

Food (0.1%)
Nissin Healthcare Food Service                  5,000           102,788

Household products (0.2%)
Aderans                                        13,000           236,503

Industrial transportation (0.5%)
East Japan Railway                                 72           326,156
Tokyu                                          80,000           396,599
Total                                                           722,755

Machinery (0.7%)
Eneserve                                        8,000           327,466
Hoya                                            8,051           728,681
Total                                                         1,056,147

Media (0.4%)
Dentsu                                             42           189,112
Yahoo Japan                                        29(b)        429,981
Total                                                           619,093

Miscellaneous (0.1%)
Park24                                          9,600           205,212

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Japan (cont.)

Multi-industry (2.5%)
Arrk                                           10,000          $665,848
Bellsystem24                                    1,550           352,481
Canon                                          23,237         1,124,490
Mitsubishi                                    100,000         1,037,886
Sony                                           14,400           501,678
Total                                                         3,682,383

Paper & packaging (0.3%)
Taisei Lamick                                   5,000           112,794
Uni-Charm                                       8,000           373,311
Total                                                           486,105

Real estate (0.4%)
Daito Trust Construction                       16,800           519,580

Retail -- drugstores (0.3%)
Sugi Pharmacy                                   6,000           372,766

Retail -- general (0.5%)
Fast Retailing                                  4,500           273,434
Marui                                          39,100           496,508
Total                                                           769,942

Utilities -- telephone (0.3%)
KDDI                                               85           461,591

Luxembourg (0.8%)

Energy equipment & services (0.4%)
Tenaris ADR                                    23,561           640,859

Media (0.4%)
SES Global                                     66,000           587,714

Mexico (0.9%)

Cellular telecommunications (0.3%)
America Movil ADR Series L                     16,657           396,437

Multi-industry (0.3%)
Grupo Aeroportuario del
   Sureste ADR                                 25,000           432,000

Real estate (0.3%)
Consorcio                                     160,000(b)        435,903

Netherlands (5.1%)

Banks and savings & loans (0.7%)
ING Groep                                      53,138         1,103,265

Engineering & construction (0.5%)
Fugro                                          13,349           671,162

Food (0.4%)
Sligro Food Group                              24,000           641,700

Health care products (0.5%)
OPG Groep                                      18,580           667,417

Household products (0.6%)
Hunter Douglas                                 24,504           917,246

Industrial services (0.5%)
Koninklijke (Royal) Philips
   Electronics                                 25,148           674,973

Industrial transportation (0.4%)
Koninklijke Vopak                              37,000           550,990

Multi-industry (1.6%)
Aalberts Inds                                  19,700           479,781
Euronext                                       27,000           660,707
Imtech                                         27,400           563,789
United Services Group                          33,510           609,652
Total                                                         2,313,929

New Zealand (0.7%)

Lodging & gaming (0.3%)
Sky City Entertainment Group                   80,000           439,946

Retail -- general (0.4%)
Warehouse Group                               170,400           596,803

Norway (1.2%)

Banks and savings & loans (0.5%)
DnB Holding                                   128,500           750,426

Food (0.4%)
Orkla                                          25,150           527,215

Furniture & appliances (0.1%)
Ekornes                                        10,000           166,854

Machinery (0.2%)
Tomra Systems                                  50,000           287,752

Russia (1.2%)

Banks and savings & loans (0.1%)
Sberbank                                          575           143,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Russia (cont.)

Energy (0.6%)
Lukoil Holding ADR                              3,103          $252,274
YUKOS                                          52,388           591,984
Total                                                           844,258

Telecom equipment & services (0.2%)
VimpelCom ADR                                   4,853(b)        315,930

Utilities -- telephone (0.3%)
Mobile Telesystems ADR                          6,423           497,718

Singapore (1.1%)

Automotive & related (0.4%)
ComfortDelGro                               1,228,729           546,980

Electronics (0.6%)
Venture                                        75,000           814,211

Media (0.2%)
SembCorp Logistics                            350,000           337,747

South Africa (0.1%)

Telecom equipment & services
MTN Group                                      55,410(b)        198,496

South Korea (2.8%)

Automotive & related (0.7%)
Hyundai Mobis                                  28,500         1,100,507

Banks and savings & loans (0.3%)
Kookmin Bank                                   11,301           412,508

Electronics (0.8%)
LG Electronics                                  8,750           453,211
Samsung Electronics                             1,354           537,710
Samsung SDI                                     2,400           247,402
Total                                                         1,238,323

Health care products (0.2%)
Yuhan                                           6,550           359,738

Insurance (0.2%)
Samsung Fire & Marine                           5,800           331,289

Machinery (0.2%)
Samyoung                                       32,000           243,076

Media (--%)
Cheil Communications                              515            63,097

Multi-industry (0.2%)
S1                                             15,620           327,314

Spain (2.1%)

Energy equipment & services (0.5%)
Gamesa Corporacion Tecnoligica                 26,000           703,638

Engineering & construction (0.3%)
Abengoa                                        61,600           391,707

Machinery (0.3%)
Zardoya Otis                                   21,670           382,405

Media (--%)
Antena 3 Television                               130(b)          4,247

Multi-industry (0.2%)
Prosegur, Compania de Seguridad                18,000           292,950

Retail -- general (0.2%)
Cortefiel                                      45,600           335,023

Utilities -- electric (0.3%)
Red Electrica de Espana                        35,000           471,975

Utilities -- telephone (0.3%)
Telefonica                                     39,234           488,022

Sweden (2.8%)

Automotive & related (0.3%)
Volvo Cl B                                     18,473           516,240

Banks and savings & loans (0.1%)
ForeningsSparbanken                            10,669(b)        177,797

Building materials & construction (0.3%)
Nobia                                          55,000           444,182

Environmental services (0.3%)
Munters AB                                     21,300           430,049

Financial services (0.4%)
Intrum Justitia                               129,700           558,647

Insurance (0.3%)
Skandia Forsakrings                           103,330           378,835

Machinery (0.5%)
Atlas Copco Cl A                               12,870           452,051
Hexagon Cl B                                   11,000           260,869
Total                                                           712,920

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Sweden (cont.)

Real estate (0.3%)
Castellum                                      24,150          $481,400

Utilities -- telephone (0.3%)
Tele2 AB Cl B                                   8,708(b)        438,143

Switzerland (8.2%)

Banks and savings & loans (2.0%)
Credit Suisse Group                            45,172         1,591,600
Julius Baer Holding Cl B                          858           278,215
UBS                                            17,811         1,093,722
Total                                                         2,963,537

Broker dealers (0.3%)
Pargesa Holding Cl B                              194           443,105

Building materials & construction (0.6%)
Geberit                                         2,000(b)        823,754

Chemicals (0.7%)
Givaudan                                        1,520           685,244
Sika                                              900           343,730
Total                                                         1,028,974

Electronics (0.7%)
Kaba Holding Cl B                               4,235           723,091
STMicroelectronics                             11,469           305,534
Total                                                         1,028,625

Food (0.5%)
Nestle                                          3,212           707,176

Health care products (1.6%)
Alcon                                           6,112           336,832
Bachem Holding Cl B                             4,400(b)        204,291
Roche Holding                                  14,158         1,171,572
Synthes-Stratec                                   660           605,954
Total                                                         2,318,649

Insurance (0.4%)
Swiss Life Holding                              3,683(b)        624,705

Machinery (0.3%)
Schindler Holding                               1,800(b)        404,388

Multi-industry (0.8%)
ABB                                            56,280(b)        330,848
Adecco                                         14,873           877,110
Total                                                         1,207,958

Taiwan (0.6%)

Utilities -- electric (0.4%)
BKW FMB Energie                                 1,600           524,806

Electronics (0.5%)
ASE Test                                       55,000(b)        685,850

Metals (0.1%)
China Steel GDR                                13,234           211,744

United Kingdom (14.7%)

Aerospace & defense (0.4%)
Cobham                                         30,000           599,702

Banks and savings & loans (0.7%)
HBOS                                           71,115           827,251
Intermediate Capital Group                     11,538           200,689
Total                                                         1,027,940

Broker dealers (0.4%)
Man Group                                      22,365           549,928

Cellular telecommunications (0.5%)
Vodafone Group                                350,308           735,637

Computer software & services (0.3%)
Torex                                          49,400           483,782

Electronics (0.4%)
Spectris                                       73,500           566,255

Energy (0.6%)
BP                                            137,595           954,981

Energy equipment & services (0.8%)
Expro Intl Group                              135,000           651,756
Tullow Oil                                    372,000           549,200
Total                                                         1,200,956

Financial services (2.5%)
3i Group                                       39,701           417,697
Abbey Natl                                    163,656         1,562,845
Alliance & Leicester                           52,507           790,332
Amvescap                                       55,442           438,894
HSBC Holdings                                  36,500           548,157
Total                                                         3,757,925

Health care products (1.6%)
AstraZeneca                                    22,395         1,051,928
GlaxoSmithKline                                28,850           617,837
Smith & Nephew                                 93,028           739,197
Total                                                         2,408,962

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

United Kingdom (cont.)

Health care services (0.8%)
Nestor Healthcare Group                        73,900          $376,214
RPS Group                                     300,000           846,964
Total                                                         1,223,178

Home building (0.1%)
McCarthy & Stone                               20,000           163,586

Household products (0.5%)
Reckitt Benckiser                              37,071           780,054

Industrial services (0.2%)
BOC Group                                      22,650           308,832

Industrial transportation (0.2%)
Business Post Group                            35,000           277,366

Media (2.0%)
British Sky Broadcasting Group                 52,902(b)        574,541
Euromoney Institutional Investor               80,000           497,206
HIT Entertainment                             220,000         1,026,653
United Business Media                          31,700           249,601
WPP Group                                      60,862           579,915
Total                                                         2,927,916

Multi-industry (1.5%)
Bunzl                                          80,000           624,477
Exel                                           96,860         1,246,720
Hays                                          178,669           369,894
Total                                                         2,241,091

Retail -- general (0.3%)
Next                                           21,110           422,707

Telecom equipment & services (0.5%)
Marconi                                        60,180           557,587
mm02                                          228,777(b)        248,463
Total                                                           806,050

Textiles & apparel (0.2%)
Burberry Group                                 48,000           320,927

United States (0.2%)

Beverages & tobacco (--%)
Central European Distribution                   1,100(b)         41,349

Computer software & services (0.2%)
Comverse Technology                            19,309(b)        348,334

Total common stocks
(Cost: $115,973,383)                                       $141,010,266

Preferred stock & other (0.3%)(c)
Issuer                                         Shares          Value(a)

France (--%)
Credit Agricole
   Rights                                      33,270(b)         $7,735

Germany (0.3%)
Hugo Boss                                      23,900           487,327
Muenchener Rueckversicherung-
  Gesellschaft Rights                           2,039(b)         16,853
Total                                                           504,180

Total preferred stock & other
(Cost: $430,554)                                               $511,915

Total investments in securities
(Cost: $116,403,937)(d)                                    $141,522,181

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $116,916,290 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $25,953,303
     Unrealized depreciation                                 (1,347,412)
                                                             ----------
     Net unrealized appreciation                            $24,605,891
                                                            -----------

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $116,403,937)                                                               $141,522,181
Cash in bank on demand deposit                                                                     5,867,618
Foreign currency holdings (identified cost $287,251) (Note 1)                                        288,745
Capital shares receivable                                                                            177,019
Dividends and accrued interest receivable                                                            229,556
Receivable for investment securities sold                                                          2,730,142
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                          1,299
                                                                                                       -----
Total assets                                                                                     150,816,560
                                                                                                 -----------
Liabilities
Capital shares payable                                                                                78,984
Payable for investment securities purchased                                                        2,741,003
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                         13,135
Accrued investment management services fee                                                             4,062
Accrued distribution fee                                                                               1,806
Accrued transfer agency fee                                                                            1,403
Accrued administrative services fee                                                                      325
Other accrued expenses                                                                               128,879
                                                                                                     -------
Total liabilities                                                                                  2,969,597
                                                                                                   ---------
Net assets applicable to outstanding capital stock                                              $147,846,963
                                                                                                ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                        $    255,889
Additional paid-in capital                                                                       134,003,129
Excess of distributions over net investment income                                                  (110,640)
Accumulated net realized gain (loss) (Note 7)                                                    (11,422,665)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                    25,121,250
                                                                                                  ----------
Total -- representing net assets applicable to outstanding capital stock                        $147,846,963
                                                                                                ============
Net assets applicable to outstanding shares:               Class A                              $109,340,034
                                                           Class B                              $ 36,277,476
                                                           Class C                              $  2,160,625
                                                           Class Y                              $     68,828
Net asset value per share of outstanding capital stock:    Class A shares       18,849,387      $       5.80
                                                           Class B shares        6,349,408      $       5.71
                                                           Class C shares          378,265      $       5.71
                                                           Class Y shares           11,827      $       5.82
                                                                                    ------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                        $ 2,557,183
Interest                                                                                              15,189
Fee income from securities lending (Note 3)                                                              604
   Less foreign taxes withheld                                                                      (277,838)
                                                                                                    --------
Total income                                                                                       2,295,138
                                                                                                   ---------
Expenses (Note 2):
Investment management services fee                                                                 1,114,731
Distribution fee
   Class A                                                                                           213,408
   Class B                                                                                           287,268
   Class C                                                                                            16,736
Transfer agency fee                                                                                  405,920
Incremental transfer agency fee
   Class A                                                                                            31,260
   Class B                                                                                            21,954
   Class C                                                                                             1,384
Service fee -- Class Y                                                                                    30
Administrative services fees and expenses                                                             94,603
Compensation of board members                                                                          7,891
Custodian fees                                                                                       285,670
Printing and postage                                                                                  70,280
Registration fees                                                                                     44,978
Audit fees                                                                                            18,000
Other                                                                                                  5,649
                                                                                                       -----
Total expenses                                                                                     2,619,762
   Expenses waived/reimbursed by AEFC (Note 2)                                                      (362,530)
                                                                                                    --------
                                                                                                   2,257,232
   Earnings credits on cash balances (Note 2)                                                           (601)
                                                                                                        ----
Total net expenses                                                                                 2,256,631
                                                                                                   ---------
Investment income (loss) -- net                                                                       38,507
                                                                                                      ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                 (2,941,033)
   Foreign currency transactions                                                                    (146,124)
                                                                                                    --------
Net realized gain (loss) on investments                                                           (3,087,157)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                             33,029,377
                                                                                                  ----------
Net gain (loss) on investments and foreign currencies                                             29,942,220
                                                                                                  ----------
Net increase (decrease) in net assets resulting from operations                                  $29,980,727
                                                                                                 ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth Fund

Year ended Oct. 31,                                                                 2003            2002
Operations and distributions
Investment income (loss) -- net                                               $     38,507      $     83,955
Net realized gain (loss) on investments                                         (3,087,157)       (8,517,605)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           33,029,377        (8,437,103)
                                                                                ----------        ----------
Net increase (decrease) in net assets resulting from operations                 29,980,727       (16,870,753)
                                                                                ----------       -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (42,227)           (1,338)
     Class Y                                                                           (21)               (1)
   Net realized gain
     Class A                                                                            --              (108)
     Class B                                                                            --               (19)
                                                                                ----------       -----------
Total distributions                                                                (42,248)           (1,466)
                                                                                ----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      35,925,845        99,564,810
   Class B shares                                                               11,155,365        29,822,821
   Class C shares                                                                  795,715         1,634,310
   Class Y shares                                                                   38,440            17,042
Reinvestment of distributions at net asset value
   Class A shares                                                                   39,075               900
   Class B shares                                                                       --                18
   Class Y shares                                                                       13                --
Payments for redemptions
   Class A shares                                                              (20,326,843)      (31,040,083)
   Class B shares (Note 2)                                                      (6,488,828)       (2,761,874)
   Class C shares (Note 2)                                                        (417,063)         (116,728)
   Class Y shares                                                                   (1,520)           (1,323)
                                                                                    ------            ------
Increase (decrease) in net assets from capital share transactions               20,720,199        97,119,893
                                                                                ----------        ----------
Total increase (decrease) in net assets                                         50,658,678        80,247,674
Net assets at beginning of year                                                 97,188,285        16,940,611
                                                                                ----------        ----------
Net assets at end of year                                                     $147,846,963      $ 97,188,285
                                                                              ============      ============
Undistributed (excess of distributions over) net investment income            $   (110,640)     $     42,264
                                                                              ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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21 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

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22 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $149,163 and accumulated net realized loss has been decreased by $146,124 resulting in a net reclassification adjustment to increase paid-in capital by $3,039.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                                   2003           2002
Class A
Distributions paid from:
      Ordinary income                              $42,227         $1,446
      Long-term capital gain                            --             --
Class B
Distributions paid from:
      Ordinary income                                   --             19
      Long-term capital gain                            --             --
Class C
Distributions paid from:
      Ordinary income                                   --             --
      Long-term capital gain                            --             --
Class Y
Distributions paid from:
      Ordinary income                                   21              1
      Long-term capital gain                            --             --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $     41,792
Accumulated long-term gain (loss)                            $(11,062,744)
Unrealized appreciation (depreciation)                       $ 24,608,897

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23 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.00% to 0.875% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, the shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $43,205 for the year ended Oct. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc. and Columbia Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

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24 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $499,177 for Class A, $29,145 for Class B and $426 for Class C for the year ended Oct. 31, 2003.

For the year ended Oct. 31, 2003, AEFC and its affiliates waived certain fees and expenses to 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.56% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $601 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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25 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $149,620,893 and $125,856,630, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $604 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          Year ended Oct. 31, 2003
                                              Class A       Class B      Class C   Class Y
Sold                                        7,423,469     2,336,833      168,138     7,045
Issued for reinvested distributions             8,607            --           --         3
Redeemed                                   (4,267,141)   (1,346,689)     (88,331)     (294)
                                           ----------    ----------      -------      ----
Net increase (decrease)                     3,164,935       990,144       79,807     6,754
                                            ---------       -------       ------     -----

                                                          Year ended Oct. 31, 2002
                                              Class A       Class B      Class C   Class Y
Sold                                       18,849,279     5,638,725      313,044     3,086
Issued for reinvested distributions               166             4           --        --
Redeemed                                   (6,107,043)     (552,890)     (22,618)     (300)
                                           ----------      --------      -------      ----
Net increase (decrease)                    12,742,402     5,085,839      290,426     2,786
                                           ----------     ---------      -------     -----

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26 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                    Currency to                Currency to       Unrealized       Unrealized
                                be delivered                be received      appreciation     depreciation
Nov. 3, 2003                          56,192                     32,357         $ 81             $   --
                            Singapore Dollar                U.S. Dollar
Nov. 3, 2003                         101,787                    135,009           --                683
                                 U.S. Dollar                Swiss Franc
Nov. 3, 2003                         198,137                    116,435           --                552
                                 U.S. Dollar              British Pound
Nov. 3, 2003                          15,597                     18,272          141                 --
                      European Monetary Unit                U.S. Dollar
Nov. 3, 2003                         220,349                    188,348           --              1,395
                                 U.S. Dollar     European Monetary Unit
Nov. 3, 2003                         193,110                    164,840           --              1,483
                                 U.S. Dollar     European Monetary Unit
Nov. 3, 2003                         230,446                    140,918           --                680
                          New Zealand Dollar                U.S. Dollar
Nov. 4, 2003                          32,396                     19,810           --                 95
                          New Zealand Dollar                U.S. Dollar
Nov. 4, 2003                           3,176                      3,692           --                 --
                      European Monetary Unit                U.S. Dollar
Nov. 4, 2003                           8,893                      5,241            1                 --
                                 U.S. Dollar              British Pound
Nov. 4, 2003                          14,484                  1,569,636           --                206
                                 U.S. Dollar               Japanese Yen
Nov. 4, 2003                          65,725                  7,111,270           --              1,039
                                 U.S. Dollar               Japanese Yen
Nov. 4, 2003                          14,872                  1,606,181           --                262
                                 U.S. Dollar               Japanese Yen
Nov. 4, 2003                         260,544                    198,072          398                 --
                             Canadian Dollar                U.S. Dollar
Nov. 5, 2003                         220,739                 23,880,918           --              3,505
                                 U.S. Dollar               Japanese Yen
Nov. 5, 2003                           6,321                    682,817           --                110
                                 U.S. Dollar               Japanese Yen
Nov. 5, 2003                           3,072                     21,173           --                  2
                                 U.S. Dollar         South African Rand
Nov. 5, 2003                         106,491                     79,691           --                 57
                                 Swiss Franc                U.S. Dollar

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27 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Exchange date                    Currency to                Currency to       Unrealized       Unrealized
                                be delivered                be received      appreciation     depreciation
Nov. 5, 2003                          28,504                     38,166       $   78             $   --
                                 U.S. Dollar                Swiss Franc
Nov. 5, 2003                           6,221                      7,208           --                 23
                      European Monetary Unit                U.S. Dollar
Nov. 5, 2003                         145,013                    167,746           --                832
                      European Monetary Unit                U.S. Dollar
Nov. 5, 2003                          48,938                     42,232          156                 --
                                 U.S. Dollar     European Monetary Unit
Nov. 5, 2003                           3,473                      5,896            3                 --
                               British Pound                U.S. Dollar
Nov. 5, 2003                          22,567                     13,292           --                 10
                                 U.S. Dollar              British Pound
Nov. 5, 2003                           3,751                      2,210           --                  2
                                 U.S. Dollar              British Pound
Nov. 5, 2003                          47,825                     28,214           52                 --
                                 U.S. Dollar              British Pound
Nov. 5, 2003                          25,422                     14,987           11                 --
                                 U.S. Dollar              British Pound
Nov. 5, 2003                         189,085                    115,323           --                860
                          New Zealand Dollar                U.S. Dollar
Nov. 5, 2003                         194,346                     24,726           --                187
                               Swedish Krona                U.S. Dollar
Nov. 5, 2003                          99,473                    778,920          378                 --
                                 U.S. Dollar              Swedish Krona
Nov. 6, 2003                           6,133                    672,569           --                 15
                                 U.S. Dollar               Japanese Yen
Nov. 6, 2003                         125,211                 13,646,417           --              1,080
                                 U.S. Dollar               Japanese Yen
Nov. 6, 2003                          10,314                  1,127,595           --                 57
                                 U.S. Dollar               Japanese Yen
                                                                              ------            -------
Total                                                                         $1,299            $13,135
                                                                              ------            -------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

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28 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $11,062,744 as of Oct. 31, 2003 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003         2002         2001(b)
Net asset value, beginning of period                                       $4.56        $5.25         $5.14
Income from investment operations:
Net investment income (loss)                                                 .01          .01            --
Net gains (losses) (both realized and unrealized)                           1.23         (.70)          .11
Total from investment operations                                            1.24         (.69)          .11
Net asset value, end of period                                             $5.80        $4.56         $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                     $109          $72           $15
Ratio of expenses to average daily net assets(c),(e)                       1.75%        1.72%         1.75%(d)
Ratio of net investment income (loss) to average daily net assets           .23%         .29%        (1.12%)(d)
Portfolio turnover rate (excluding short-term securities)                   116%         141%            8%
Total return(i)                                                           27.26%      (13.14%)        2.14%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003         2002         2001(b)
Net asset value, beginning of period                                       $4.53        $5.25         $5.14
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                           1.20         (.71)          .11
Total from investment operations                                            1.18         (.72)          .11
Net asset value, end of period                                             $5.71        $4.53         $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                      $36          $24            $1
Ratio of expenses to average daily net assets(c),(f)                       2.52%        2.52%         2.52%(d)
Ratio of net investment income (loss) to average daily net assets          (.52%)       (.46%)       (1.80%)(d)
Portfolio turnover rate (excluding short-term securities)                   116%         141%            8%
Total return(i)                                                           26.05%      (13.71%)        2.14%(j)

See accompanying notes to financial highlights.

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29 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003         2002         2001(b)
Net asset value, beginning of period                                       $4.52        $5.25         $5.14
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)           --
Net gains (losses) (both realized and unrealized)                           1.21         (.72)          .11
Total from investment operations                                            1.19         (.73)          .11
Net asset value, end of period                                             $5.71        $4.52         $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2           $1           $--
Ratio of expenses to average daily net assets(c),(g)                       2.52%        2.52%         2.52%(d)
Ratio of net investment income (loss) to average daily net assets          (.52%)       (.41%)       (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                   116%         141%            8%
Total return(i)                                                           26.27%      (13.90%)        2.14%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003         2002         2001(b)
Net asset value, beginning of period                                       $4.57        $5.25         $5.14
Income from investment operations:
Net investment income (loss)                                                 .02          .01            --
Net gains (losses) (both realized and unrealized)                           1.23         (.69)          .11
Total from investment operations                                            1.25         (.68)          .11
Net asset value, end of period                                             $5.82        $4.57         $5.25

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--           $--
Ratio of expenses to average daily net assets(c),(h)                       1.56%        1.52%         1.58%(d)
Ratio of net investment income (loss) to average daily net assets           .28%         .41%         (.99%)(d)
Portfolio turnover rate (excluding short-term securities)                   116%         141%            8%
Total return(i)                                                           27.47%      (12.94%)        2.14%(j)

See accompanying notes to financial highlights.

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30 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.05%, 2.35% and 9.34% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.82%, 3.12% and 10.11% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.88%, 2.18% and 9.17% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

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31 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Aggressive Growth Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the two-year period ended October 31, 2003 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Aggressive Growth Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

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32 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Aggressive Growth Fund
Fiscal year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                           0.00%

     Dividends Received Deduction for corporations                    5.32%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00251

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                           0.00%

     Dividends Received Deduction for corporations                    5.32%

Payable date                                                      Per share
Dec. 19, 2002                                                      $0.00424

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
  Express(R)
 Partners Funds

AXP(R) Partners
     International
              Core
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance           11

Investments in Securities                  12

Financial Statements                       20

Notes to Financial Statements              23

Independent Auditors' Report               33

Federal Income
   Tax Information                         34

Board Members and Officers                 35

Proxy Voting                               37

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

The Boston Company

Portfolio managers                       Since          Years in industry
D. Kirk Henry, CFA                       10/02                 22
Clifford A. Smith, CFA                   10/02                 11

Putnam Investments

Portfolio managers                       Since          Years in industry
Simon Davis                              10/03                  7
Joshua Byrne                             10/03                 11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols

A: AAICX        B: APCBX        C: --           Y: --

Total net assets                                          $77.5 million

Number of holdings                                                  263

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X              LARGE
                        MEDIUM   SIZE
                        SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 22.4%
United Kingdom 21.0%
France 9.0%
Switzerland 9.0%
Germany 4.7%
Netherlands 4.6%
South Korea 3.4%
Italy 3.2%
Australia 2.5%
Spain 2.0%
Finland 1.7%
Ireland 1.7%
Belgium 1.6%
Singapore 1.6%
Canada 1.2%
Brazil 1.1%
United States 1.1%
Mexico 1.0%
Sweden
Other* 6.2%

* Includes China, Denmark, Greece, Hong Kong, Luxembourg, New Zealand, Norway, Portugal, Russia, South Africa and Taiwan.

TOP TEN HOLDINGS

Percentage of portfolio assets

Total (France)                                                        3.0%
Novartis (Switzerland)                                                2.4
Nestle (Switzerland)                                                  2.1
Canon (Japan)                                                         1.9
UBS (Switzerland)                                                     1.9
Samsung Electronics (South Korea)                                     1.8
HSBC Holdings (United Kingdom)                                        1.8
Vodafone Group (United Kingdom)                                       1.7
Toyota Motor (Japan)                                                  1.5
AstraZeneca (United Kingdom)                                          1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Core Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of foreign companies to seek long-term growth of capital.

For the 12 months ended Oct. 31, 2003, the Fund's Class A shares rose 22.26%, excluding sales charge. This was less than the Fund's benchmark, the MSCI EAFE Index, which gained 27.57%. The Fund also underperformed its peer group, as represented by the Lipper International Funds Index, which advanced 26.55% for the period. As of Oct. 31, 2003, The Boston Company Asset Management and Putnam Investments each managed approximately 50% of the Fund's portfolio. On Oct. 31, 2003, a new investment team began managing Putnam's portion of the Fund. In November, Putnam reorganized its executive leadership and international funds management. Putnam also settled charges brought by the Securities and Exchange Commission that portfolio managers at the firm made improper personal trades.

American Express Financial Corporation is evaluating the situation as part of our regular process of reviewing the people, investment philosophy, investment process and performance of all American Express Partners Funds subadvisers. This ongoing evaluation is in place so that shareholders can maintain a high level of confidence in each Fund's management.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

30%                        (bar 2)          (bar 3)
                           +27.57%          +26.55%
25%  (bar 1)
     +22.26%
20%

15%

10%

 5%

 0%

(bar 1) AXP Partners International Core Fund Class A (excluding sales charge) (bar 2) MSCI EAFE Index (unmanaged)
(bar 3)  Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our strategic emphasis on valuation, fundamental strength, and improving business trends produced strong stock selection. (end callout quote)

-- The Boston Company

Q: What factors affected performance the most for your portion of AXP Partners International Core Fund for the annual period ended Oct. 31, 2003?

     The Boston Company: Our portion of the Fund outperformed the MSCI EAFE Index for the annual period. For the year as a whole, strong stock selection in financials, energy, utilities, consumer discretionary and industrials particularly helped Fund returns. So, too, did effective sector allocation overall. On the other hand, stock selection in materials, health care, information technology and consumer staples detracted from our results.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                             Class A               Class B                   Class C                   Class Y
(Inception dates)           (10/3/02)             (10/3/02)                 (10/3/02)                 (10/3/02)
                        NAV(1)    POP(2)     NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)    NAV(5)      POP(5)
1 year                  +22.26%   +15.23%    +21.23%     +17.23%      +21.23%     +21.23%       +22.48%     +22.48%
Since inception         +24.30%   +17.64%    +23.33%     +19.67%      +23.33%     +23.33%       +24.51%     +24.51%

as of Sept. 30, 2003
Since inception*        +20.81%   +13.86%    +19.95%     +15.95%      +19.95%     +18.95%       +21.04%     +21.04%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     During the first half of the year, we were especially cautious in the outlook for corporate information technology spending and concerned that many companies could move lower before staging a sustainable rally. Our stock selection was mixed during these months, with our holdings in the United Kingdom and the Netherlands having the greatest effect on performance. Our portion of the Fund was negatively affected by not owning the U.K.'s Vodafone, the largest MSCI EAFE Index constituent, which had staged a sharp rebound on telecommunications sector strength and improved earnings. We have been monitoring the company for an attractive stock purchase point, but remain hesitant due to the high level of goodwill on its balance sheet and limited long-term visibility for its services. Also, our Fund positions in U.K. defense contractor BAE Systems and Dutch food retailer Ahold detracted from returns. Conversely, strong stock selection was generated in Spain.

     International equity markets posted solid performance during the second half of the year, as our strategic emphasis on valuation, fundamental strength, and improving business trends produced strong stock selection. The Fund's holdings in the Netherlands and the U.K. reversed and added significantly to performance. Recent gains in financial companies helped Dutch stocks, particularly portfolio bank holding ABN Amro. The bank was further boosted by positive housing activity in the U.S., as it steadily gained market share in the U.S. mortgage sector. Shares of Buhrmann, the world's largest office supplies retailer, soared after announcing an agreement to sell its paper division to PaperlinX of Australia. For most of the second half, we prudently avoided investments in U.K. financial stocks that had been downgraded based on relative valuations. Elsewhere in Europe, French aluminum company Pechiney S.A. and Swiss chemical company Clariant were strong performers for the Fund.

     The Japanese equity market surged during the second half of the fiscal year. We were strong advocates of investing in inexpensive Japanese companies that demonstrate an unequivocal focus on profitability. Indeed, these stocks added significant value to the portfolio. As the yen rose due to a drop in the U.S. dollar, investors rotated towards Japanese domestic issues that had lagged exporters just months earlier. Consumer lenders Credit Saison and Aiful were strong performers, as both companies appeared well positioned to capitalize on a potential rebound in consumer spending and credit card usage. Elsewhere in Asia, a turning point in sentiment for Hong Kong's depressed property sector drove

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the Fund benefited from a slightly less than benchmark position in consumer staples and utilities and a slightly greater than benchmark position in materials. (end callout quote)

-- Putnam Investments

     Sun Hung Kai Properties higher during the period. Recent buying by Mainland Chinese investors also helped support property stocks in Hong Kong. Singapore bank DBS Holdings advanced on improved investor sentiment concerning the outlook for economic growth through the region.

     Putnam Investments: Our portion of the Fund underperformed the MSCI EAFE Index for the 12 months ended Oct. 31, 2003, with most of this relative underperformance attributable to the second half of the fiscal year. For the annual period as a whole, our portion of the Fund benefited from slightly less than benchmark position in consumer staples and utilities and a slightly greater than benchmark position in materials.

     However, this was not enough to outweigh disappointing stock selection in each economic sector of the MSCI EAFE Index, with the exception of the energy sector. Avoiding BP and Royal Dutch Petroleum in favor of Brazil's Petrobras and Canada's Suncor Energy enabled us to add value. Our relative performance was hurt most by its selection in financials, which is the Index's largest sector, and in information technology, which was the best performing sector of the MSCI EAFE Index. Among financials, much of the shortfall stemmed from less than benchmark positions in lower-quality European banks and insurance companies and in Japanese banks, which both rallied during the period. Underperformance in information technology was largely attributable to the Fund's investment in Finnish-based phone handset manufacturer Nokia. A higher than benchmark position in telecommunications services also detracted from our performance for the 12-month period. Other stocks that disappointed were the United Kingdom's Elsevier in the consumer discretionary sector, Germany's automaker BMW, and France's capital goods company Bouygues.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     From a country perspective, the largest positive contribution came from our less than benchmark position in the Netherlands and from stock selection in the U.K., Korea, and Brazil. Korea's Samsung Electronics and Brazil's metals company Companhia Vale do Rio Doce performed particularly well. However, the portfolio's less than benchmark position in Japan negatively affected our performance most. A less than benchmark position in Hong Kong, the strongest equity market during the fiscal year, and a greater than benchmark allocation to France, which lagged the MSCI EAFE Index, also constrained performance. Within countries, stock selection in Japan, Switzerland, and France detracted from relative performance. Our longstanding aversion to the larger Japanese financials worked against the Fund recently, as the group rallied. However, our Japanese holdings disappointed. These included Kao Corp., NTT DoCoMo, Canon, Toyota, and Yamanouchi Pharmaceutical. In Switzerland, performance was hampered by holdings in Nestle, Novartis, Ciba Specialty Chemicals and Credit Suisse Group. In France, TotalFinaElf, Sanofi-Synthelabo and Veolia Environnement were major detractors. Our currency mix against the weakening U.S. dollar further constrained performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

     The Boston Company: We remained fully invested in equities during the 12-month period. We recently took some profits in Hong Kong's Sun Hung Kai Properties, concerned over valuation and management's ambitious expansion strategy. We selectively reduced our exposure to Clariant, liquidating low cost position lots to lock in recent gains. We also took profits in recently acquired AMP after National Australia Bank purchased a 6% stake in the Australian insurance company. We also liquidated our position in Pechiney S.A. prior to regulatory approval for a merger based on an unsolicited bid by Alcan.

     New portfolio holdings include Zurich Financial Services and Unicredito. Zurich Financial Services is restructuring operations to improve its capital structure and profitability. Leading Italian bank Unicredito has a high capital ratio and is well diversified across corporate lending, retail banking, and asset management. Elsewhere in financials, we took advantage of price corrections in Lloyds TSB and Royal Bank of Scotland to establish positions in these high quality U.K. financial institutions at attractive valuations.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Low valuations, accelerating economic development in emerging Asia, and a rebound in global demand have called attention to the hidden value in Japan. After recently acquiring Matsushita Electric on price weakness, the stock staged a strong rally based on a more favorable outlook for consumer electronic. We then sold the stock. Alternatively, we added Funai Electric to the portfolio after the yen rebound hit exporters. Funai Electric manufactures televisions and DVD players, with Wal-Mart its largest customer. We also purchased Japanese materials company Sumitomo Chemical after a planned merger with Mitsui Chemical was cancelled sending the stock lower.

     Putnam Investments: We remained fully invested in equities during the 12-month period. The fiscal year saw major swings in market direction, with sentiment frequently driving markets more than fundamentals. Although we experienced disappointing relative results, we focused on aggressive stock selection within sectors and countries. We favored companies with strong cash flow, high quality earnings and strong balance sheets. We maintained our emphasis on valuation, which resulted in a portfolio representing relatively inexpensive sources of what we perceived to be reliable long-term cash flows.

     Among countries, we maintained the portfolio's less than benchmark allocation to developed Asia. We continued to have the least allocation relative to the MSCI EAFE Index in Japan, although we moved closer to the benchmark toward the end of the fiscal year, after identifying several companies that should benefit, in our view, from the global economic recovery. We also maintained our less than benchmark allocation to Europe in general and to the United Kingdom in particular. During the second half of the fiscal year, we further reduced our positions to the U.K. and the Netherlands and reduced select stock positions in France and Finland. Our positions in developed Europe and Asia were offset by a significantly greater than benchmark position in Canada and a sizable allocation to emerging markets, especially South Korea, where we continue to find significant value and growth potential. We also held positions in Brazil, Mexico and Taiwan.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Among sectors, we held substantially less than benchmark positions in financials and industrials at the end of the fiscal year. We moved closer to the benchmark's financial position during the second half of the fiscal year by adding diversified financials in the United Kingdom and Switzerland.

Q:   How do you intend to manage the Fund in the coming months?

     The Boston Company: Recent indications of economic expansion have been encouraging given much of the economic data being reported. Although much of the recent recovery has been marked by weak job growth, long-term job visibility appeared to be improving by the end of October. Also, long-awaited third quarter corporate earnings were strong and indicated to many that the economic recovery was moving forward faster than most analysts had anticipated. On the other hand, ongoing terrorism in Iraq, currency intervention and world trade issues will likely continue to affect the international equity markets.

     Regardless of market conditions and economic forecasts, we remain focused on trying to control price risk by seeking companies that are inefficiently priced, well managed, and financially sound. Based on our equally important sell discipline, we intend to continue expeditiously taking profits as markets advance.

     Putnam Investments: Stocks today are not cheap by historic standards, as current market valuations generally reflect optimistic assumptions about the sustainability of economic recovery and corporate earnings growth. Thus, achieving significant earnings growth in 2004 and beyond will likely be challenging.

     Indeed, recent economic data suggest that tax cuts, low interest rates and a gradually weakening dollar have succeeded in bolstering the U.S. economy, still the main locomotive of global economic growth. A broader global economic rebound depends, however, on its base spreading from the U.S. consumer to greater aggregate demand and business spending worldwide. With this in mind, it has been encouraging to see impressive growth in key East Asian economies as well as early signs of increased capital investment globally.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Core Fund Class A shares (from 10/1/02 to 10/31/03) as compared to the performance of two widely cited performance indices, Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                    IN AXP PARTNERS INTERNATIONAL CORE FUND

                                                  10/2/06      10/06       1/07      4/07       7/07      10/07
AXP Partners International Core Fund Class A        $9,425     $9,744     $9,357    $9,752    $10,804    $11,912
MSCI EAFE Index(1)                                 $10,000    $10,538    $10,204   $10,752    $11,981    $13,443
Lipper International Funds Index(2)                $10,000    $10,519    $10,274   $10,688    $11,969    $13,311

(1) MSCI EAFE Index, an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Lipper International Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003
1 year                                                               +15.23%
Since inception (10/3/02)                                            +17.64

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Partners International Core Fund
Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)(c)
Issuer                                         Shares          Value(a)

Australia (2.4%)

Airlines (0.1%)
Qantas Airways                                 38,944           $99,754

Banks and savings & loans (0.6%)
Australia & New Zealand
   Banking Group                                1,707            21,559
Natl Australia Bank                            12,912           280,257
Westpac Banking                                14,821           169,837
Total                                                           471,653

Beverages & tobacco (--%)
Foster's Group                                  2,873             9,316

Energy (0.5%)
Santos                                         86,400           374,574

Insurance (0.3%)
AMP                                            48,797           227,825

Media (0.4%)
News ADR                                        8,174           291,403

Metals (0.2%)
BHP Billiton                                   12,710           105,695
Rio Tinto                                       1,607            40,650
Total                                                           146,345

Paper & packaging (0.1%)
Amcor                                          15,667            94,490

Retail -- general (0.1%)
Woolworths                                     14,151           111,654

Belgium (1.5%)

Banks and savings & loans (0.6%)
Dexia                                          28,500           448,597

Beverages & tobacco (0.2%)
Interbrew                                       6,428           150,497

Insurance (0.8%)
Fortis                                         33,100           588,340

Utilities -- electric (--%)
Electrabel                                         27             7,467

Brazil (1.1%)

Banks and savings & loans (0.1%)
Banco Bradesco ADR                                958            20,108
Banco Itau Holding Financeria ADR                 500            20,425
Unibanco - Uniao de Bancos
   Brasileiros ADR                                700            15,477
Total                                                            56,010

Beverages & tobacco (0.2%)
Companhia de Bebidas das
   Americas ADR                                 6,078           128,854

Energy (0.4%)
Petroleo Brasileiro ADR                        12,362           290,507

Metals (0.3%)
Companhia Vale do Rio Doce ADR                  5,335           236,501

Utilities -- telephone (0.1%)
Telecomunicacoes Brasileiras ADR                3,300           113,652

Canada (1.1%)

Banks and savings & loans (0.4%)
Bank of Nova Scotia                               400            19,869
Canadian Imperial Bank of
   Commerce                                     7,147           321,060
Total                                                           340,929

Energy (0.2%)
EnCana                                          2,853            97,989
Suncor Energy                                   2,728            57,311
Total                                                           155,300

Energy equipment & services (--%)
Canadian Natural Resources                        300            12,744

Industrial transportation (0.4%)
Canadian Natl Railway                           4,942           297,146

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Canada (cont.)

Insurance (--%)
Sun Life Financial Services of Canada             800           $19,781

Lodging & gaming (--%)
Four Seasons Hotels                               300            16,554

Metals (--%)
Alcan                                             300            11,979

Telecom equipment & services (--%)
Telus                                           1,000            17,518

China (0.4%)

Multi-industry (0.2%)
Swire Pacific Cl A                             28,300           172,737

Telecom equipment & services (0.1%)
China Telecom Cl H                            270,000            89,528

Utilities -- electric (--%)
CLP Holdings                                    3,000            13,560

Denmark (0.4%)

Banks and savings & loans
Danske Bank                                    16,599           334,859

Finland (1.6%)

Financial services (0.4%)
Sampo Cl A                                     35,400           297,944

Paper & packaging (0.4%)
UPM - Kymmene                                  14,600           273,258

Telecom equipment & services (0.9%)
Nokia                                          22,341           379,443
Nokia ADR                                      19,050           323,660
Total                                                           703,103

France (8.6%)

Automotive & related (0.4%)
Michelin Cl B                                   7,110           278,956

Banks and savings & loans (0.9%)
BNP Paribas                                    13,694           719,551

Beverages & tobacco (0.5%)
LVMH Moet Hennessy Louis Vuitton                5,846           404,021

Chemicals (--%)
L'Air Liquide                                     184            27,272

Electronics (0.6%)
Thomson                                        23,300           490,803

Energy (2.9%)
Total                                          14,451         2,246,064

Engineering & construction (0.3%)
Bouygues                                        8,211           223,360

Health care products (0.8%)
Aventis                                        12,100           640,718

Insurance (0.2%)
Assurances Generales de  France (AFG)           3,400           179,444

Lodging & gaming (0.1%)
Accor                                           1,894            74,486

Machinery (0.4%)
Schneider Electric                              5,364           313,965

Media (0.4%)
Societe Television Farancaise 1                 9,220           276,531

Multi-industry (0.9%)
Societe Generale Cl A                           4,956           368,150
Veolia Environnement                           13,314           297,169
Total                                                           665,319

Retail -- general (0.2%)
Pinault-Printemps-Redoute                       1,158           117,992

Retail -- grocery (--%)
Carrefour                                         330            17,325

Germany (4.5%)

Airlines (0.2%)
Deutsche Lufthansa                             11,700           183,481

Automotive & related (1.1%)
Bayerische Motoren Werke                       10,744           430,277
Porsche                                            18             8,841
Volkswagen                                      7,700           388,395
Total                                                           827,513

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Germany (cont.)

Banks and savings & loans (0.5%)
Bayerische Hypo-und Vereinsbank                   900(b)        $19,826
Deutsche Bank                                   5,300           349,590
Total                                                           369,416

Chemicals (0.7%)
BASF                                           11,182           512,944

Electronics (--%)
Siemens                                           300            20,228

Financial services (--%)
Deutsche Boerse                                   274            15,232

Health care products (0.2%)
Schering                                        3,200           149,432

Industrial transportation (0.4%)
Deutsche Post                                  17,000           327,069

Retail -- general (0.4%)
KarstadtQuelle                                 10,600           263,456
Metro                                             238             9,733
Total                                                           273,189

Utilities -- electric (0.8%)
E.On                                           12,100           611,601

Utilities -- telephone (0.3%)
Deutsche Telekom                               13,200(b)        207,925

Greece (0.6%)

Utilities -- telephone
Hellenic Telecommunications
   Organization                                36,700           411,278
Hellenic Telecommunications
   Organization ADR                             6,500            37,310
Total                                                           448,588

Hong Kong (0.9%)

Banks and savings & loans (0.2%)
Bank of East Asia                              50,120           149,733

Industrial transportation (0.2%)
MTR                                           133,022           180,715

Real estate (0.3%)
Sun Hung Kai Properties                        24,000           203,201

Utilities -- telephone (0.2%)
China Mobile                                   68,000           193,080

Ireland (1.6%)

Banks and savings & loans (1.3%)
Allied Irish Banks                             18,815           275,155
Bank of Ireland                                61,198           759,396
Total                                                         1,034,551

Building materials & construction (0.3%)
CRH                                            13,354           240,157

Italy (3.0%)

Aerospace & defense (0.5%)
Finmeccanica                                  553,800           394,645

Banks and savings & loans (0.9%)
Banche Popolari Unite Scri                      7,050(b)        107,363
San Paolo-IMI                                  11,000           123,783
UniCredito Italiano                            92,344           455,163
Total                                                           686,309

Energy (1.2%)
Eni                                            57,069           906,241

Media (0.4%)
Mediaset                                       33,182           335,209

Utilities -- telephone (--%)
Telecom Italia                                  6,928            18,081

Japan (21.4%)

Automotive & related (2.8%)
Bridgestone                                     1,000            13,099
Fuji Heavy Inds                                48,200           218,782
Honda Motor                                    20,200           797,453
Toyota Motor                                   39,900         1,136,008
Total                                                         2,165,342

Banks and savings & loans (1.8%)
77 Bank                                        59,000           309,128
Acom                                            2,300           102,934
Credit Saison                                  36,900           772,002
Orix                                            1,800           151,453
Sumitomo Mitsui Financial Group                     5            25,151
Total                                                         1,360,668

Beverages & tobacco (--%)
Japan Tobacco                                       2            13,353

Building materials & construction (0.8%)
Rinnai                                         14,700           351,671
Sekisui House                                  25,600           251,261
Total                                                           602,932

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Japan (cont.)

Cellular telecommunications (1.2%)
NTT DoCoMo                                        426          $922,254

Chemicals (1.0%)
Shin-Etsu Chemical                              9,800           364,596
Sumitomo Bakelite                              32,000           196,480
Sumitomo Chemical                              52,000           193,933
Total                                                           755,009

Electronics (1.1%)
Advantest                                         100             7,450
Minebea                                        59,000           335,963
Murata Manufacturing                            4,500           255,833
Omron                                           1,200            26,306
Rohm                                              100            13,481
TDK                                             3,500           229,226
Total                                                           868,259

Energy (0.1%)
Nippon Oil                                      9,000            44,454

Financial services (0.8%)
Aiful                                           5,150           325,578
Nomura Holdings                                 2,000            34,348
SFCG                                            2,000           291,445
Total                                                           651,371

Health care products (0.9%)
Takeda Chemical Inds                           13,700           484,769
Yamanouchi Pharmaceutical                       9,300           233,483
Total                                                           718,252

Household products (1.8%)
Eisai                                          17,700           415,391
Kao                                            34,000           698,958
Shiseido                                       24,000           251,931
Total                                                         1,366,280

Industrial transportation (0.9%)
East Japan Railway                                 45           203,848
Nippon Express                                106,000           478,247
Total                                                           682,095

Insurance (0.5%)
Millea Holdings                                    33           393,232

Leisure time & entertainment (0.5%)
Yamaha Motor                                   36,000           408,350

Machinery (1.0%)
Fuji Machine Mfg                                7,600           100,241
Funai Electric                                  1,900           253,195
Mabuchi Motor                                   5,900           449,739
Total                                                           803,175

Media (0.8%)
Dentsu                                             59           265,657
Nippon Telegraph & Telephone                       77           343,904
Toppan Printing                                 2,000            18,338
Yahoo Japan                                         2(b)         29,654
Total                                                           657,553

Metals (0.2%)
JFE Holdings                                    5,200           132,915

Multi-industry (2.5%)
Canon                                          29,000         1,403,374
Fuji Photo Film                                10,000           294,720
Mitsui                                          2,000            14,554
Secom                                           5,500           215,127
Sony                                              700            24,387
Total                                                         1,952,162

Real estate (--0%)
Daito Trust Construction                          500            15,464

Restaurants (0.4%)
Skylark                                        19,800           326,173

Retail -- drugstores (0.5%)
Matsumotokiyoshi                                7,000           352,117

Retail -- general (1.0%)
Lawson                                         11,800           450,812
Olympus Optical                                14,000           306,909
Total                                                           757,721

Retail -- grocery (0.2%)
Aeon                                            4,000           132,078

Utilities -- electric (0.3%)
Kansai Electric Power                           1,100            19,011
Tokyo Electric Power                            8,444           180,117
Total                                                           199,128

Utilities -- natural gas (0.4%)
Tokyo Gas                                      80,000           274,344

Luxembourg (0.3%)

Metals
Arcelor                                        15,900           226,980

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Mexico (1.0%)

Beverages & tobacco (0.2%)
Coca-Cola Femsa ADR                             8,900(b)       $179,780

Financial services (--%)
Grupo Financiero BBVA
   Bancomer Cl B                               14,006(b)         11,837

Retail -- general (--%)
Wal-Mart de Mexico                              4,804            13,383

Utilities -- telephone (0.7%)
Telefonos de Mexico ADR Cl L                   17,523           563,363

Netherlands (4.4%)

Banks and savings & loans (1.0%)
ABN AMRO Holding                               20,973           440,079
ING Groep                                      17,762           368,779
Total                                                           808,858

Beverages & tobacco (0.2%)
Heineken                                        4,100           146,324

Chemicals (0.5%)
Akzo Nobel                                     13,450           425,289

Computer software & services (0.1%)
Buhrmann                                        8,600            76,981

Energy (0.3%)
Royal Dutch Petroleum                           5,300           235,175

Food (--%)
Unilever                                          251            14,581

Household products (0.3%)
Hunter Douglas                                  6,595           246,867

Industrial services (0.8%)
Koninklijke (Royal) Philips
   Electronics                                 23,057           620,692

Industrial transportation (0.2%)
TPG                                             6,535           140,923

Media (0.5%)
Wolters Kluwer                                 27,281           383,424

Multi-industry (0.2%)
Vedior                                          9,548           137,634

Textiles & apparel (0.1%)
Gucci Group                                       785            67,667

Utilities -- telephone (0.1%)
Koninklijke (Royal)                            13,869(b)        105,443

New Zealand (0.4%)

Paper & packaging (0.1%)
Carter Holt Harvey                             40,000            44,978

Utilities -- telephone (0.3%)
Telecom Corp of New Zealand                    84,657           251,765

Norway (0.9%)

Banks and savings & loans (--%)
DnB Holding                                     4,586            26,782

Energy (0.8%)
Norsk Hydro                                     5,700           320,784
Statoil                                        27,816           261,560
Total                                                           582,344

Telecom equipment & services (0.1%)
Telenor                                        10,450            56,889

Portugal (0.7%)

Utilities -- electric (0.4%)
EDP-Electricdade de Portugal                  153,100           347,059

Utilities -- telephone (0.3%)
Portugal Telecom                               26,980           226,764

Russia (0.2%)

Energy
Yukos ADR                                       3,008           138,970

Singapore (1.6%)

Airlines (--%)
Singapore Airlines                              1,000             6,950

Banks and savings & loans (1.2%)
DBS Group Holdings                             73,000           599,615
Oversea-Chinese Banking                        14,000            97,303
United Overseas Bank                           30,000           234,355
Total                                                           931,273

Engineering & construction (--%)
Singapore Technologies
   Engineering                                 33,000            36,583

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Singapore (cont.)

Media (0.1%)
Singapore Press Holdings                        8,000           $90,525

Telecom equipment & services (0.2%)
MobileOne                                     180,900           141,316

South Africa (0.4%)

Banks and savings & loans (0.3%)
Nedcor                                         21,400           195,533

Insurance (0.1%)
Old Mutual                                     40,700            70,620

Paper & packaging (--%)
Sappi                                             654             8,275

South Korea (3.2%)

Electronics (1.7%)
Samsung Electronics                             6,728         1,352,327

Metals (0.3%)
POSCO ADR                                       8,745           253,430

Telecom equipment & services (0.4%)
SK Telecom ADR                                 14,377           281,789

Utilities -- electric (0.5%)
Korea Electric Power ADR                       33,321           361,533

Utilities -- telephone (0.3%)
KT ADR                                         13,407           264,252

Spain (2.0%)

Banks and savings & loans (0.1%)
Banco Bilbao Vizcaya Argentaria                 2,694(b)         30,911
Banco Popular Espanol                             450            23,399
Total                                                            54,310

Beverages & tobacco (0.2%)
Altadis                                         6,641           161,043

Energy (0.4%)
Repsol                                         10,000           174,375
Repsol ADR                                      8,700           151,119
Total                                                           325,494

Media (--%)
Antena 3 Television                                 5(b)            163

Utilities -- electric (1.2%)
Endesa                                         34,100           541,102
Iberdrola                                      24,518           409,006
Total                                                           950,108

Utilities -- telephone (--%)
Telefonica                                      1,730            21,519

Sweden (1.0%)

Building materials & construction (--%)
AB SKF Cl B                                       260             9,199

Financial services (0.5%)
Investor AB Cl B                               24,900           223,438
Nordea                                         25,900           160,695
Total                                                           384,133

Multi-industry (0.1%)
Securitas Cl B                                  7,329            90,193

Retail -- general (--%)
Hennes & Mauritz Cl B                             700            14,851

Telecom equipment & services (0.3%)
Telefonaktiebolaget LM
   Ericsson Cl B                              156,596(b)        268,995

Switzerland (8.6%)

Banks and savings & loans (2.4%)
Credit Suisse Group                            11,515           405,722
Julius Baer Holding Cl B                          200            64,852
UBS                                            22,472         1,379,941
Total                                                         1,850,515

Chemicals (0.5%)
Ciba Specialty Chemicals                        2,543           168,251
Clariant                                       15,600(b)        219,628
Total                                                           387,879

Electronics (--%)
STMicroelectronics                                647            17,224

Food (2.2%)
Barry Callebaut                                   600            94,357
Nestle                                          7,174         1,579,478
Total                                                         1,673,835

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

Switzerland (cont.)

Health care products (2.4%)
Novartis                                       46,126        $1,758,200
Roche Holding                                     211            17,460
Synthes-Stratec                                   131           120,273
Total                                                         1,895,933

Insurance (0.8%)
Swiss Reinsurance                               5,594           352,100
Zurich Financial Services                       2,256(b)        288,895
Total                                                           640,995

Retail -- general (0.2%)
Swatch Group                                    2,274            48,533
Swatch Group Cl B                               1,252           133,371
Total                                                           181,904

Taiwan (0.6%)

Computer hardware (0.1%)
Compal Electronics                             64,000            97,013
Hon Hai Precision Inds                          2,400            10,737
Total                                                           107,750

Electronics (0.3%)
Taiwan Semiconductor Mfg                       15,960            31,474
United Microelectronics ADR                    39,376           206,724
Total                                                           238,198

Insurance (0.1%)
Cathay Financial Holding                       68,000           112,082

United Kingdom (20.1%)

Aerospace & defense (0.3%)
BAE Systems                                    84,200           261,476

Automotive & related (0.7%)
GKN                                           117,000           547,979

Banks and savings & loans (2.3%)
Barclays                                       54,277           457,763
Lloyds TSB Group                               31,900           221,538
Royal Bank of Scotland Group                   34,806           932,621
Standard Chartered                             11,442           183,000
Total                                                         1,794,922

Beverages & tobacco (2.1%)
Allied Domecq                                  98,300           657,649
British American Tobacco                       20,290           245,322
Diageo                                         62,216           731,650
Total                                                         1,634,621

Broker dealers (0.1%)
Man Group                                       3,200            78,684

Building materials & construction (--%)
Aggregate Inds                                 12,518            18,481

Cellular telecommunications (1.7%)
Vodafone Group                                612,357         1,285,934

Energy (0.9%)
Shell Transport & Trading                     117,513           733,842

Financial services (1.9%)
3i Group                                       14,147           148,843
HSBC Holdings                                  86,511         1,299,858
Total                                                         1,448,701

Food (0.7%)
Cadbury Schweppes                              82,300           527,561

Health care products (2.3%)
AstraZeneca                                    23,227         1,091,008
GlaxoSmithKline                                33,577           719,068
Total                                                         1,810,076

Household products (0.4%)
Reckitt Benckiser                              12,951           272,517

Industrial services (0.5%)
BOC Group                                      30,800           419,957

Lodging & gaming (0.1%)
Hilton Group                                   30,890           101,692

Media (0.7%)
Reed Elsevier                                  27,549           214,112
WPP Group                                      31,169           296,989
Total                                                           511,101

Metals (1.3%)
Anglo American                                    524            10,724
BHP Billiton                                   57,720           453,254
Rio Tinto                                      22,809           553,104
Total                                                         1,017,082

Multi-industry (0.4%)
Bunzl                                          44,355           346,234

Paper & packaging (0.3%)
Rexam                                          28,700           209,420

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares          Value(a)

United Kingdom (cont.)

Retail -- general (0.8%)
GUS                                            19,456          $237,714
Marks & Spencer Group                          82,600           403,333
Total                                                           641,047

Retail -- grocery (1.0%)
Sainsbury (J)                                  87,385           420,025
Tesco                                          89,911           360,457
Total                                                           780,482

Utilities -- electric (0.5%)
Scottish & Southern Energy                     36,621           381,254
Scottish Power                                  2,334            13,862
Total                                                           395,116

Utilities -- natural gas (0.4%)
BG Group                                        4,551            20,755
Centrica                                      104,000           325,611
Total                                                           346,366

Utilities -- telephone (0.5%)
BT Group                                      114,000           358,854

United States (1.0%)

Investment companies
iShares MSCI Index Fund                         6,476           806,910

Total common stocks
(Cost: $63,795,413)                                         $73,933,943

Preferred stock & other (0.1%)(c)

Issuer                                         Shares          Value(a)

Australia (--%)
Australia & New Zealand Banking Group
   Rights                                         310(b)           $948

Germany (0.1%)
Hugo Boss                                       2,600            53,015

Total preferred stock & other
(Cost: $22,142)                                                 $53,963

Total investments in securities
(Cost: $63,817,555)(d)                                      $73,987,906

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $64,816,914 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $9,462,350
     Unrealized depreciation                                   (291,358)
                                                               --------
     Net unrealized appreciation                             $9,170,992
                                                             ----------

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $63,817,555)                                                                        $73,987,906
Cash in bank on demand deposit                                                                            3,420,656
Foreign currency holdings (identified cost $531,135) (Note 1)                                               529,587
Capital shares receivable                                                                                   105,364
Dividends and accrued interest receivable                                                                   127,218
Receivable for investment securities sold                                                                   423,161
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                   810
                                                                                                                ---
Total assets                                                                                             78,594,702
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                               1,010,900
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                 2,195
Accrued investment management services fee                                                                    2,079
Accrued distribution fee                                                                                        831
Accrued transfer agency fee                                                                                     415
Accrued administrative services fee                                                                             172
Other accrued expenses                                                                                       79,895
                                                                                                             ------
Total liabilities                                                                                         1,096,487
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $77,498,215
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $   122,422
Additional paid-in capital                                                                               64,820,934
Undistributed net investment income                                                                         367,433
Accumulated net realized gain (loss)                                                                      2,017,402
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           10,170,024
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                                $77,498,215
                                                                                                        ===========
Net assets applicable to outstanding shares:               Class A                                      $63,265,176
                                                           Class B                                      $13,261,675
                                                           Class C                                      $   949,968
                                                           Class Y                                      $    21,396
Net asset value per share of outstanding capital stock:    Class A shares             9,978,213         $      6.34
                                                           Class B shares             2,109,524         $      6.29
                                                           Class C shares               151,105         $      6.29
                                                           Class Y shares                 3,370         $      6.35
                                                                                          -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 1,296,553
Interest                                                                                                      8,642
   Less foreign taxes withheld                                                                             (146,540)
                                                                                                           --------
Total income                                                                                              1,158,655
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          439,777
Distribution fee
   Class A                                                                                                   99,403
   Class B                                                                                                   63,633
   Class C                                                                                                    4,696
Transfer agency fee                                                                                          78,102
Incremental transfer agency fee
   Class A                                                                                                    5,775
   Class B                                                                                                    4,347
   Class C                                                                                                      396
Service fee -- Class Y                                                                                           17
Administrative services fees and expenses                                                                    38,014
Compensation of board members                                                                                 6,191
Custodian fees                                                                                              188,600
Printing and postage                                                                                         51,554
Registration fees                                                                                            63,609
Audit fees                                                                                                   17,000
Other                                                                                                        18,379
                                                                                                             ------
Total expenses                                                                                            1,079,493
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (214,054)
                                                                                                           --------
                                                                                                            865,439
   Earnings credits on cash balances (Note 2)                                                                   (84)
                                                                                                                ---
Total net expenses                                                                                          865,355
                                                                                                            -------
Investment income (loss) -- net                                                                             293,300
                                                                                                            -------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         2,077,526
   Foreign currency transactions                                                                             35,462
                                                                                                             ------
Net realized gain (loss) on investments                                                                   2,112,988
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     9,314,640
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    11,427,628
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $11,720,928
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund
                                                                                                     For the period from
                                                                                  Oct. 31, 2003        Oct. 3, 2002* to
                                                                                   Year ended            Oct. 31, 2002
Operations and distributions
Investment income (loss) -- net                                                     $   293,300           $   (17,032)
Net realized gain (loss) on investments                                               2,112,988                 1,487
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 9,314,640               770,519
                                                                                      ---------               -------
Net increase (decrease) in net assets resulting from operations                      11,720,928               754,974
                                                                                     ----------               -------
Distributions to shareholders from:
   Net investment income
     Class A                                                                            (63,590)                   --
     Class B                                                                             (4,045)                   --
     Class C                                                                               (313)                   --
     Class Y                                                                                (40)                   --
   Net realized gain
     Class A                                                                            (11,690)                   --
     Class B                                                                               (949)                   --
     Class C                                                                                (74)                   --
     Class Y                                                                                 (7)                   --
                                                                                     ----------               -------
Total distributions                                                                     (80,708)                   --
                                                                                     ----------               -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           33,184,929             1,700,568
   Class B shares                                                                    11,992,775               671,673
   Class C shares                                                                       813,900                27,652
   Class Y shares                                                                         2,000                 5,000
Reinvestment of distributions at net asset value
   Class A shares                                                                        18,752                    --
   Class B shares                                                                         4,926                    --
   Class C shares                                                                           340                    --
   Class Y shares                                                                            16                    --
Payments for redemptions
   Class A shares                                                                    (2,113,284)               (4,000)
   Class B shares (Note 2)                                                           (1,248,245)              (30,804)
   Class C shares (Note 2)                                                              (32,261)                   --
   Class Y shares                                                                            --                    --
                                                                                     ----------               -------
Increase (decrease) in net assets from capital share transactions                    42,623,848             2,370,089
                                                                                     ----------             ---------
Total increase (decrease) in net assets                                              54,264,068             3,125,063
Net assets at beginning of period (Note 1)                                           23,234,147            20,109,084**
                                                                                     ----------            ----------
Net assets at end of period                                                         $77,498,215           $23,234,147
                                                                                    ===========           ===========
Undistributed net investment income                                                 $   367,433           $    67,917
                                                                                    -----------           -----------

 *   When shares became publicly available.

** Initial capital of $20,000,000 was contributed on Sept. 26, 2002. The Fund had an increase in net assets resulting from operations of $109,084 during the period from Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $20,000,000 in the Fund which represented 3,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002. As of Oct. 31, 2003, AEFC owned approximately 33% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT
date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $74,204 and accumulated net realized gain has been decreased by $89,505 resulting in a net reclassification adjustment to increase paid-in capital by $15,301.

The tax character of distributions paid for the periods indicated is as follows:

                                                             For the period from
                                             Oct. 31, 2003     Oct. 3, 2002* to
                                               Year ended        Oct. 31, 2002
Class A
Distributions paid from:
      Ordinary income                           $75,280               $--
      Long-term capital gain                         --                --
Class B
Distributions paid from:
      Ordinary income                             4,994                --
      Long-term capital gain                         --                --
Class C
Distributions paid from:
      Ordinary income                               387                --
      Long-term capital gain                         --                --
Class Y
Distributions paid from:
      Ordinary income                                47                --
      Long-term capital gain                         --                --

* When shares became publicly available.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $3,089,620
Accumulated long-term gain (loss)                            $  260,524
Unrealized appreciation (depreciation)                       $9,204,715

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.845% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $12,352 for the year ended Oct. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Putnam Investment Management, LLC. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $324,542 for Class A, $4,606 for Class B and $203 for Class C for the year ended Oct. 31, 2003.

For the year ended Oct. 31, 2003, AEFC and its affiliates waived certain fees and expenses to 1.74% for Class A, 2.52% for Class B, 2.52% for Class C and 1.57% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C and 1.58% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $84 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $66,759,171 and $25,609,862, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                     Year ended Oct. 31, 2003
                                              Class A       Class B      Class C     Class Y
Sold                                        6,030,354     2,202,834      149,211       349
Issued for reinvested distributions             3,634           957           66         3
Redeemed                                     (382,371)     (222,231)      (5,573)       --
                                            ---------     ---------      -------       ---
Net increase (decrease)                     5,651,617     1,981,560      143,704       352
                                            ---------     ---------      -------       ---

                                                  Oct. 3, 2002* to Oct. 31, 2002
                                              Class A Class B Class C Class Y
Sold                                          333,374       131,899        5,401     1,018
Issued for reinvested distributions                --            --           --        --
Redeemed                                         (778)       (5,935)          --        --
                                              -------       -------        -----     -----
Net increase (decrease)                       332,596       125,964        5,401     1,018
                                              -------       -------        -----     -----

* When shares became publicly available.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              Currency to                  Currency to            Unrealized          Unrealized
Exchange date                be delivered                  be received           appreciation        depreciation
Nov. 3, 2003                        23,635                       16,657             $ --               $  113
                         Australian Dollar                  U.S. Dollar
Nov. 3, 2003                        20,974                       12,331               --                   49
                               U.S. Dollar                British Pound
Nov. 3, 2003                        13,278                        8,134               --                   25
                        New Zealand Dollar                  U.S. Dollar
Nov. 4, 2003                        10,193                        8,764               --                    5
                               U.S. Dollar       European Monetary Unit
Nov. 4, 2003                        15,902                        9,368               --                    4
                               U.S. Dollar                British Pound
Nov. 4, 2003                     1,635,349                       15,122              247                   --
                              Japanese Yen                  U.S. Dollar
Nov. 4, 2003                        94,312                   10,193,189               --                1,591
                               U.S. Dollar                 Japanese Yen
Nov. 4, 2003                         4,841                        2,967               --                    7
                        New Zealand Dollar                  U.S. Dollar
Nov. 4, 2003                       177,759                       22,927              140                   --
                             Swedish Krona                  U.S. Dollar
Nov. 5, 2003                         1,571                        2,219                3                   --
                               U.S. Dollar            Australian Dollar
Nov. 5, 2003                        44,866                       51,979               --                  177
                    European Monetary Unit                  U.S. Dollar
Nov. 5, 2003                     2,426,092                       22,403              334                   --
                              Japanese Yen                  U.S. Dollar
Nov. 5, 2003                       198,316                       27,848               --                  194
                           Norwegian Krone                  U.S. Dollar
Nov. 5, 2003                        19,822                       12,149               --                   30
                        New Zealand Dollar                  U.S. Dollar
Nov. 5, 2003                         9,013                       70,683               48                   --
                               U.S. Dollar                Swedish Krona
Nov. 5, 2003                         6,924                       12,055               --                   --
                               U.S. Dollar             Singapore Dollar
Nov. 6, 2003                         6,324                        8,918                4                   --
                               U.S. Dollar            Australian Dollar
Nov. 6, 2003                        15,818                    1,742,754               34                   --
                               U.S. Dollar                 Japanese Yen
                                                                                    ----               ------
Total                                                                               $810               $2,195
                                                                                    ----               ------

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $5.20          $5.03
Income from investment operations:
Net investment income (loss)                                                 .02             --
Net gains (losses) (both realized and unrealized)                           1.13            .17
Total from investment operations                                            1.15            .17
Less distributions:
Dividends from net investment income                                        (.01)            --
Net asset value, end of period                                             $6.34          $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                      $63            $22
Ratio of expenses to average daily net assets(c),(e)                       1.74%          1.67%(d)
Ratio of net investment income (loss) to average daily net assets           .73%         (1.01%)(d)
Portfolio turnover rate (excluding short-term securities)                    58%             2%
Total return(i)                                                           22.26%          3.38%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003          2002(b)
Net asset value, beginning of period                                       $5.20          $5.03
Income from investment operations:
Net gains (losses) (both realized and unrealized)                           1.10            .17
Less distributions:
Dividends from net investment income                                        (.01)            --
Net asset value, end of period                                             $6.29          $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                      $13             $1
Ratio of expenses to average daily net assets(c),(f)                       2.52%          2.52%(d)
Ratio of net investment income (loss) to average daily net assets           .04%         (1.46%)(d)
Portfolio turnover rate (excluding short-term securities)                    58%             2%
Total return(i)                                                           21.23%          3.38%(j)

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003          2002(b)
Net asset value, beginning of period                                       $5.20          $5.03
Income from investment operations:
Net gains (losses) (both realized and unrealized)                           1.10            .17
Less distributions:
Dividends from net investment income                                        (.01)            --
Net asset value, end of period                                             $6.29          $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                       $1            $--
Ratio of expenses to average daily net assets(c),(g)                       2.52%          2.51%(d)
Ratio of net investment income (loss) to average daily net assets          (.01%)        (1.60%)(d)
Portfolio turnover rate (excluding short-term securities)                    58%             2%
Total return(i)                                                           21.23%          3.38%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003          2002(b)
Net asset value, beginning of period                                       $5.20          $5.03
Income from investment operations:
Net investment income (loss)                                                 .03             --
Net gains (losses) (both realized and unrealized)                           1.13            .17
Total from investment operations                                            1.16            .17
Less distributions:
Dividends from net investment income                                        (.01)            --
Net asset value, end of period                                             $6.35          $5.20

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--            $--
Ratio of expenses to average daily net assets(c),(h)                       1.57%           1.52%(d)
Ratio of net investment income (loss) to average daily net assets           .86%          (.80%)(d)
Portfolio turnover rate (excluding short-term securities)                    58%             2%
Total return(i)                                                           22.48%          3.38%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Core Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 2003 and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Core Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners International Core Fund
Year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 19, 2002                                                  $0.01410

Class B
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 19, 2002                                                  $0.01150

Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 19, 2002                                                  $0.01143

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                       0.00%

     Dividends Received Deduction for corporations                0.00%

Payable date                                                  Per share
Dec. 19, 2002                                                  $0.01555

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
  Express(R)
 Partners Funds

AXP(R) Partners
  International
 Select Value
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       13

Notes to Financial Statements              16

Independent Auditors' Report               26

Board Members and Officers                 27

Proxy Voting                               29

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

AllianceBernstein
(a unit of Alliance Capital Management, L.P.)

Portfolio manager                                     Andrew S. Adelson
Since                                                              9/01*
Years in industry                                                    24

Portfolio manager                                        Kevin F. Simms
Effective                                                          1/04
Years in industry                                                    14

Portfolio manager                                      Henry S. D'Auria
Effective                                                          1/04
Years in industry                                                    15

* Portfolio manager through 12/31/03.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 9/28/01      B: 9/28/01      C: 9/28/01      Y: 9/28/01

Ticker symbols
A: APIAX        B: AXIBX        C: APICX        Y: --

Total net assets                                         $524.4 million

Number of holdings                                                  119

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                     LARGE
  X                     MEDIUM   SIZE
  X                     SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 32.0%
Germany 12.9%
France 11.9%
United Kingdom 10.9%
Italy 5.7%
Canada 5.1%
Netherlands 3.3%
Spain 3.1%
Australia 3.0%
Luxembourg 2.3%
Sweden 2.3%
Ireland 1.7%
Belgium 1.5%
Denmark 1.0%
Singapore 1.0%
Other* 2.3%

* Includes Austria, China, Finland, Norway and Switzerland.

TOP TEN HOLDINGS

Percentage of portfolio assets

Nissan Motor (Japan)                                                3.2%
Eni (Italy)                                                         2.8
Canon (Japan)                                                       2.8
Siemens (Germany)                                                   2.3
Arcelor (Luxembourg)                                                2.3
Honda Motor (Japan)                                                 2.1
Bank of Nova Scotia (Canada)                                        2.1
DSM (Netherlands)                                                   2.0
Total (France)                                                      2.0
Toyota Motor (Japan)                                                2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Select Value Fund* rose 32.21% for the 12 months ended Oct. 31, 2003 (Class A shares, excluding sales charge). This significantly outpaced the Fund's benchmark, the MSCI EAFE GDP Weighted, Half-Hedged Index, which advanced 22.97% for the period. The Fund also outperformed the broader MSCI EAFE Index, which rose 27.57% over the same time and the Lipper International Funds Index, representing the Fund's peer group, which was up 26.55%.

AllianceBernstein, a New York-based investment firm, manages the portfolio of AXP Partners International Select Value Fund. Below, AllianceBernstein discusses the Fund's positioning and results during the 2003 fiscal year.

On Nov. 10, 2003, AllianceBernstein reorganized its executive management after acknowledging that "inappropriate market-timing transactions" occurred at the firm. We are reviewing the situation as part of our regular process of reviewing the people, investment philosophy, investment process and performance of all American Express Partners Funds subadvisers. This ongoing evaluation is in place so that shareholders can maintain a high level of confidence in each Fund's management.

Q: What factors significantly affected AXP Partners International Select Value Fund's performance for the 12 months ended Oct. 31, 2003?

     AllianceBernstein: The portfolio's strong performance against its peers and its benchmark was driven by security selection and by currency positioning. International value stocks outperformed their growth stock counterparts during the fiscal year ending Oct. 31, 2003. International small cap stocks faired even better. The Fund

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003
35%     (bar 1)
        +32.12%
30%                                         (bar 3)           (bar 4)
                                            +27.57%           +26.55%
25%                        (bar 2)
                           +22.97%
20%

15%

10%

 5%

 0%

(bar 1) AXP Partners International Select Value Fund Class A (excluding sales charge)

(bar 2)  MSCI EAFE GDP Weighted, Half-Hedged Index (unmanaged)

(bar 3)  MSCI EAFE Index (unmanaged)

(bar 4)  Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

* The Fund uses foreign currency contracts to manage its exposure to foreign currency.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The portfolio's strong performance against its peers and its benchmark was driven by security selection and by currency positioning.(end callout quote)

     benefited from both the value and the small cap trend. While the Fund can invest in all capitalization ranges, it tends to focus on larger-cap stocks.

     The Fund's stock selection helped propel the Fund's excellent results. Among the stocks that helped the Fund the most were Intercontinental Hotels, whose share price has started to rise now that the travel business is recovering from the effects of the global recession and SARS; Safeway, a British food retailer that is being taken over by a rival (Safeway is not related to the U.S.-based grocery chain with the same name); and Bank of Nova Scotia, a well run and profitable Canadian bank that benefits from a strong domestic market, a strong currency, and a significant international presence.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                             Class A              Class B                    Class C                      Class Y
(Inception dates)           (9/28/01)            (9/28/01)                  (9/28/01)                    (9/28/01)
                        NAV(1)    POP(2)     NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)       NAV(5)      POP(5)
1 year                  +32.21%   +24.60%    +31.21%     +27.21%       +31.21%     +31.21%          +32.35%     +32.35%
Since inception         +10.06%    +6.98%     +9.22%      +7.46%        +9.22%      +9.22%          +10.22%     +10.22%

as of Sept. 30, 2003
1 year                  +31.28%   +23.73%    +30.38%     +26.38        +30.15%     +30.15%          +31.43%     +31.43%
Since inception          +7.66%    +4.52%     +6.94%      +5.06%        +6.85%      +6.85%           +7.84%      +7.84%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Our stock selection efforts play a critical role in adding to potential return. The Fund remained essentially fully invested during the year with an average cash position of 3.8%, and this also helped it to participate in 2003's stock rally.

     There were a few disappointments among our stock picks as well. Dutch chemical maker DSM has been suffering from margin pressure and slow sales in its pharmaceuticals chemicals business. We still think that there is significant upside to be had in DSM: the stock is inexpensive relative to its earning prospects as the global economic recovery takes hold. Peugeot, the French carmaker, has been hurt recently by slowing sales in Europe and the U.K. and by the euro's rise versus other world currencies. We are selling the Fund's position in Peugeot after a long and profitable investment because we believe there are more compelling opportunities elsewhere.

     The euro, and the Canadian and Australian dollars all rose sharply versus the U.S. dollar in the last 12 months, significantly boosting international investment returns. Moreover, we significantly overweighted these currencies relative to their benchmark positions, helping our returns even more. We believe the dollar's fall will continue. In this low interest-rate environment, the U.S. current account deficit is simply too large, and as a result, the downward pressure on the value of the U.S. dollar will continue.

Q:   What changes did you make to the portfolio, and why?

     AllianceBernstein: We have taken advantage of the strong run in many of our stocks to invest in opportunities elsewhere. We have sold the U.K. homebuilder Wolseley and the French building materials manufacturer Cie de St. Gobain, which both did very well over the period. Likewise, the defensive, retail-oriented banks Allied Irish Banks, Bank of Ireland, Societe Generale and BNP Paribas are being trimmed from the portfolio. A couple of cyclical holdings that performed strongly, Autoliv, a Swedish auto-parts maker, and Electrolux, the appliances company, have reached their fair value and are being sold.

     In the meantime, we have found some exciting opportunities. GlaxoSmithKline and Aventis are two large, research-driven pharmaceutical companies whose share price, in our estimation, reflects an overly pessimistic view of new drug prospects over the next few years. The German company, Continental, is a leader in a new car braking technology that is rapidly gaining market share; it is also shifting production to low-cost Eastern Europe in a move to further bolster profitability. We have taken positions in two Japanese

--------------------------------------------------------------------------------
6 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     banks, UFJ Holdings and Sumitomo Mitsui Financial. Economic prospects in Japan are better than many have expected, and the banks are making meaningful progress in disposing of non-performing loans and returning to profitability: the future for the Japanese banks looks better than it has in well over a decade.

Q:   How are you positioning the portfolio for the coming months?

     AllianceBernstein: In broader terms, we believe the foundation is in place for a global economic recovery more vigorous than many expect. Moreover, we think investors are underestimating the extent to which corporate earnings will rebound. Because of tight cost controls, operating leverage among companies worldwide has increased meaningfully. Even a modest rebound in revenues could lead to a sharp rise in profits. Some companies are already beginning to deliver better-than-expected earnings, and analysts' expectations are beginning to creep up.

     We also think the dollar will keep falling: the US current account deficit remains at about 5% of GDP, and this will continue to put great downward pressure on the dollar's value. This is a boon for international investors as the dollar's fall boosts international investment returns.

     Our current higher-than-index positions include banks, auto companies and energy stocks, showing that the value opportunities are stock-specific and broadly spread across sectors. Many of the overvaluations that characterized the market a few years ago have disappeared. In fact, while we find equities cheaper than bonds, the overall value opportunity across the stock market is lower than its historical norm. However, we are still finding exciting value investments. Our portfolio is diversified, comprised of excellent companies and trades at a compelling valuation, all of which leaves us in a strong position for the coming months.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Select Value Fund Class A shares (from 10/1/01 to 10/31/03) as compared to the performance of three widely cited performance indices, Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index, Morgan Stanley Capital International EAFE Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.


(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                IN AXP PARTNERS INTERNATIONAL SELECT VALUE FUND

AXP Partners International Select Value Fund Class A
   $9,425     $9,572     $9,627    $10,561     $9,351     $8,710     $8,856     $9,406    $10,580      $11,515
MSCI EAFE GDP Weighted, Half-Hedged Index
  $10,000    $10,306    $10,313    $10,891     $9,227     $8,492     $8,109     $8,387     $9,484      $10,442
MSCI EAFE Index
  $10,000    $10,256    $10,131    $10,837     $9,511     $8,930     $8,647     $9,112    $10,153      $11,392
Lipper Internatioal Funds Index
  $10,000    $10,271    $10,407    $11,188     $9,812     $9,217     $9,003     $9,365    $10,488      $11,664

 10/1/01      10/01       1/02       4/02       7/02      10/02       1/03       4/03       7/03        10/03

(1) Morgan Stanley Capital International EAFE GDP Weighted, Half-Hedged Index (MSCI EAFE GDP Weighted, Half-Hedged Index) of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.

(2) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Oct. 31, 2003

1 year                                                               +24.60%
Since inception (9/28/01)                                             +6.98%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (94.8%)(c)
Issuer                                        Shares          Value(a)

Australia (2.8%)

Airlines (0.4%)
Qantas Airways                                770,700        $1,974,129

Banks and savings & loans (1.6%)
Australia & New Zealand
   Banking Group                              218,900         2,764,705
Natl Australia Bank                            83,751         1,817,827
Westpac Banking                               335,840         3,848,468
Total                                                         8,431,000

Metals (0.8%)
BHP Billiton                                  318,200         2,646,127
BHP Steel                                     462,000         1,776,742
Total                                                         4,422,869

Austria (0.8%)

Energy
OMV                                            31,850         4,072,819

Belgium (1.5%)

Banks and savings & loans (0.9%)
KBC Bankverzekeringsholding                   104,000         4,411,641

Multi-industry (0.3%)
Agfa Gevaert                                   66,000         1,638,079

Retail -- general (0.3%)
Delhaize Group                                 33,800         1,605,099

Canada (4.8%)

Automotive & related (0.9%)
Magna Intl Cl A                                60,624         4,863,067

Banks and savings & loans (3.1%)
Bank of Nova Scotia                           206,389        10,251,732
Royal Bank of Canada                          119,300         5,745,733
Total                                                        15,997,465

Energy (0.8%)
Petro-Canada                                  104,000         4,192,193

Multi-industry (--%)
MI Developments Cl A                            8,280(b)        207,934

China (0.2%)

Utilities -- electric
CLP Holdings                                  250,000         1,129,969

Denmark (1.0%)

Banks and savings & loans
Danske Bank                                   249,200         5,027,219

Finland (0.7%)

Energy equipment & services (0.4%)
Fortum                                        250,000         2,304,656

Telecom equipment & services (0.3%)
Nokia                                          87,500         1,486,111

France (11.3%)

Automotive & related (0.7%)
PSA Peugeot Citroen                            81,500         3,496,045

Banks and savings & loans (2.3%)
BNP Paribas                                   146,000         7,671,571
Credit Agricole                               216,000         4,587,597
Total                                                        12,259,168

Energy (1.9%)
Total                                          64,100         9,962,823

Engineering & construction (0.5%)
Compagnie de Saint-Gobain                      56,100         2,366,698

Health care products (1.5%)
Aventis                                       147,800         7,826,288

Insurance (1.8%)
Assurances Generales
  de France (AFG)                             174,000         9,183,286

Multi-industry (1.2%)
Societe Generale Cl A                          83,800         6,224,979

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares          Value(a)

France (cont.)

Telecom equipment & services (0.4%)
Alcatel                                       150,000        $1,979,157

Utilities -- telephone (1.2%)
France Telecom                                250,680(b)      6,067,271

Germany (12.2%)

Automotive & related (3.1%)
Continental                                   201,800         6,850,101
Volkswagen                                    187,300         9,275,469
Total                                                        16,125,570

Building materials & construction (0.8%)
HeidelbergerCement                            101,354         4,330,033

Electronics (2.2%)
Siemens                                       168,900        11,388,083

Health care products (1.3%)
Altana                                         46,800         2,949,295
Merck                                         108,700         3,807,340
Total                                                         6,756,635

Insurance (1.5%)
AMB Generali Holding                           44,732         2,765,411
Hannover Rueckversicherungs                   180,790         5,254,209
Total                                                         8,019,620

Multi-industry (0.4%)
Fraport                                        80,000(b)      2,073,900

Retail -- general (0.2%)
KarstadtQuelle                                 43,700         1,086,131

Utilities -- electric (2.1%)
E.On                                          154,900         7,829,498
RWE                                           116,000         3,222,915
Total                                                        11,052,413

Utilities -- telephone (0.6%)
Deutsche Telekom                              204,000(b)      3,213,383

Ireland (1.6%)

Banks and savings & loans
Allied Irish Banks                            251,517         3,684,095
Bank of Ireland                               393,900         4,895,045
Total                                                         8,579,140

Italy (5.4%)

Banks and savings & loans (1.4%)
Banca Intesa                                1,427,825         4,813,555
Banco Popolare di Verona e Novara              82,200         1,270,915
UniCredito Italiano                           296,400         1,460,956
Total                                                         7,545,426

Energy (2.7%)
Eni                                           888,900        14,115,511

Financial services (0.9%)
Parmalat Finanziaria                        1,546,800         4,819,056

Utilities -- telephone (0.3%)
Telecom Italia                                627,165         1,636,783

Japan (30.5%)

Automotive & related (7.3%)
Bridgestone                                   165,000         2,161,277
Honda Motor                                   264,900        10,457,689
Nissan Motor                                1,418,000        15,890,990
Toyota Motor                                  343,400         9,777,068
Total                                                        38,287,024

Banks and savings & loans (3.9%)
Acom                                           20,000           895,074
Sumitomo                                      354,000         2,456,925
Sumitomo Mitsui Financial Group                 1,620         8,148,997
Takefuji                                        7,360           435,836
UFJ Holdings                                    2,000(b)      8,550,506
Total                                                        20,487,338

Beverages & tobacco (0.8%)
Japan Tobacco                                     600         4,006,003

Chemicals (0.8%)
Mitsui Chemicals                              719,000         4,198,827

Electronics (1.4%)
Hitachi                                       986,000         5,793,932
Mitsubishi Electric                           162,000           723,537
Yamaha                                         40,000           805,931
Total                                                         7,323,400

Engineering & construction (0.7%)
Daiwa House Inds                              356,000(b)      3,840,597

Financial services (2.0%)
Nomura Holdings                                89,000         1,528,467
Promise                                       197,400         8,870,296
Total                                                        10,398,763

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares          Value(a)

Japan (cont.)

Food (0.6%)
Nippon Meat Packers                           301,000        $3,003,566

Health care products (1.5%)
Daiichi Pharmaceutical                        118,000         1,803,247
Takeda Chemical Inds                          125,400         4,437,222
Tanabe Seiyaku                                210,000         1,537,727
Total                                                         7,778,196

Industrial transportation (1.5%)
East Japan Railway                                420         1,902,579
Itochu                                        600,000         2,024,833
Mitsui O.S.K. Lines                         1,009,000         4,102,633
Total                                                         8,030,045

Leisure time & entertainment (0.3%)
Sankyo                                         44,900         1,498,913

Media (0.7%)
Nippon Telegraph & Telephone                      872         3,894,592

Metals (1.2%)
JFE Holdings                                  240,000         6,134,534

Multi-industry (4.5%)
Canon                                         287,000        13,888,571
Mitsubishi                                    324,000         3,362,751
Mitsui                                        473,000         3,442,034
Sony                                           80,000         2,787,101
Total                                                        23,480,457

Paper & packaging (0.5%)
OJI Paper                                     446,000         2,373,312

Real estate investment trust (0.8%)
Daito Trust Construction                      138,000         4,267,977

Retail -- general (0.7%)
C&S                                           110,400         2,038,586
Uny                                           147,000         1,529,704
Total                                                         3,568,290

Utilities -- electric (1.3%)
Kyushu Electric Power                         222,200         3,670,489
Tohoku Electric Power                         195,200         3,164,110
Total                                                         6,834,599

Luxembourg (2.2%)

Metals
Arcelor                                       793,200        11,323,017

Netherlands (3.1%)

Banks and savings & loans (0.6%)
ABN AMRO Holding                              141,648         2,972,218

Chemicals (1.9%)
DSM                                           218,900        10,036,346

Energy (0.5%)
Royal Dutch Petroleum                          55,800         2,475,993

Media (0.1%)
Wolters Kluwer                                 52,916           743,715

Norway (0.3%)

Banks and savings & loans
DnB Holding                                   307,100         1,793,430

Singapore (0.9%)

Airlines (0.3%)
Singapore Airlines                            249,000         1,730,607

Banks and savings & loans (0.1%)
United Overseas Bank                           43,000           335,909

Electronics (0.4%)
Flextronics Intl                              134,300(b)      1,880,200

Telecom equipment & services (0.2%)
Singapore Telecommunications                  976,000           964,255

Spain (2.9%)

Beverages & tobacco (0.6%)
Altadis                                       140,400         3,404,665

Engineering & construction (0.9%)
Grupo Dragados                                236,102         4,822,413

Media (--%)
Antena 3 Television                             1,945(b)         63,536

Utilities -- telephone (1.4%)
Telefonica                                    575,009         7,152,394

Sweden (2.2%)

Automotive & related (0.4%)
Autoliv                                        71,000         2,339,104

Furniture & appliances (0.4%)
Electrolux Cl B                               100,300         2,057,212

Paper & packaging (1.3%)
Svenska Cellulosa                             183,300         6,919,995

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                         Shares                Value(a)

Switzerland (0.1%)

Chemicals
Givaudan                                        1,140               $513,933

United Kingdom (10.4%)

Banks and savings & loans (0.8%)
Lloyds TSB Group                              584,700              4,060,603

Beverages & tobacco (0.5%)
British American Tobacco                      232,700              2,813,520

Building materials & construction (0.5%)
Persimmon                                     300,000              2,364,698

Cellular telecommunications (1.7%)
Vodafone Group                              4,196,900              8,813,381

Engineering & construction (0.5%)
George Wimpey                                 500,000              2,774,511

Health care products (2.0%)
GlaxoSmithKline                               352,600              7,551,103
Shire Pharmaceuticals Group                   361,400(b)           2,738,283
Total                                                             10,289,386

Insurance (1.9%)
Aviva                                         811,000              6,654,050
Royal & Sun Alliance
   Insurance Group                          2,530,300              3,767,800
Total                                                             10,421,850

Lodging & gaming (0.8%)
InterContinental Hotels Group                 445,932              4,046,580

Restaurants (0.9%)
Whitebread                                    368,400              4,694,921

Retail -- grocery (0.8%)
Safeway                                       850,700              4,186,423

Total common stocks
(Cost: $414,103,783)                                            $497,272,897

Rights (--%)(b,c)
Issuer                                         Shares               Value(a)

Australia
Australia & New Zealand Banking Group
   Rights                                      39,800               $121,715

France
Credit Agricole
   Rights                                     216,000                 50,220

Total rights
(Cost: $--)                                                         $171,935

Total investments in securities
(Cost: $414,103,783)(d)                                         $497,444,832

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $415,832,502 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $86,515,675
     Unrealized depreciation                                      (4,903,345)
                                                                  ----------
     Net unrealized appreciation                                 $81,612,330
                                                                 -----------

     As of Oct. 31, 2003, $1,124,095 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

     Type of security                                                Contracts
     Purchase contracts
     Dow Jones Euro Stoxx 50 Future, Dec. 2003                           185
     New Financial Times Stock Exchange 100 Index Future, Dec. 2003       80
     Tokyo Price Index Future, Dec. 2003                                  80

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $414,103,783)                                                             $497,444,832
Cash in bank on demand deposit                                                                  30,921,328
Foreign currency holdings (identified cost $4,127,606) (Note 1)                                  4,140,674
Capital shares receivable                                                                        1,316,932
Dividends and accrued interest receivable                                                        1,298,035
Receivable for investment securities sold                                                           45,886
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                        8,887
Margin deposits on futures contracts (Note 6)                                                    1,124,095
                                                                                                 ---------
Total assets                                                                                   536,300,669
                                                                                               -----------
Liabilities
Capital shares payable                                                                              76,788
Payable for investment securities purchased                                                      5,030,625
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                    6,653,736
Accrued investment management services fee                                                          12,746
Accrued distribution fee                                                                             6,915
Accrued transfer agency fee                                                                          4,237
Accrued administrative services fee                                                                  1,110
Other accrued expenses                                                                             103,259
                                                                                                   -------
Total liabilities                                                                               11,889,416
                                                                                                ----------
Net assets applicable to outstanding capital stock                                            $524,411,253
                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                      $    839,264
Additional paid-in capital                                                                     443,766,081
Undistributed net investment income                                                              4,916,130
Accumulated net realized gain (loss) (Note 8)                                                   (2,086,031)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5 and 6)           76,975,809
                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                      $524,411,253
                                                                                              ============
Net assets applicable to outstanding shares:               Class A                            $362,946,464
                                                           Class B                            $153,354,856
                                                           Class C                            $  7,862,090
                                                           Class Y                            $    247,843
Net asset value per share of outstanding capital stock:    Class A shares      57,813,356     $       6.28
                                                           Class B shares      24,801,343     $       6.18
                                                           Class C shares       1,272,389     $       6.18
                                                           Class Y shares          39,352     $       6.30
                                                                                   ------     ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                     $  9,709,887
Interest                                                                                            71,603
Fee income from securities lending (Note 3)                                                        283,601
   Less foreign taxes withheld                                                                  (1,107,006)
                                                                                                ----------
Total income                                                                                     8,958,085
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                               3,341,744
Distribution fee
   Class A                                                                                         601,724
   Class B                                                                                       1,089,405
   Class C                                                                                          53,951
Transfer agency fee                                                                              1,062,736
Incremental transfer agency fee
   Class A                                                                                          75,999
   Class B                                                                                          66,100
   Class C                                                                                           3,603
Service fee -- Class Y                                                                                  79
Administrative services fees and expenses                                                          284,251
Compensation of board members                                                                        8,358
Custodian fees                                                                                      81,471
Printing and postage                                                                               117,968
Registration fees                                                                                   54,441
Audit fees                                                                                          18,000
Other                                                                                                9,195
                                                                                                     -----
Total expenses                                                                                   6,869,025
Expenses waived/reimbursed by AEFC (Note 2)                                                       (135,447)
                                                                                                  --------
                                                                                                 6,733,578
Earnings credits on cash balances (Note 2)                                                          (1,783)
                                                                                                    ------
Total net expenses                                                                               6,731,795
                                                                                                 ---------
Investment income (loss) -- net                                                                  2,226,290
                                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                               (1,419,956)
   Foreign currency transactions                                                                (2,059,141)
   Futures contracts                                                                             2,153,673
                                                                                                 ---------
Net realized gain (loss) on investments                                                         (1,325,424)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          103,465,485
                                                                                               -----------
Net gain (loss) on investments and foreign currencies                                          102,140,061
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $104,366,351
                                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund

Year ended Oct. 31,                                                                2003              2002
Operations
Investment income (loss) -- net                                               $  2,226,290      $    746,343
Net realized gain (loss) on investments                                         (1,325,424)       (4,986,401)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          103,465,485       (26,725,540)
                                                                               -----------       -----------
Net increase (decrease) in net assets resulting from operations                104,366,351       (30,965,598)
                                                                               -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                     174,599,535       219,106,278
   Class B shares                                                               65,931,126        90,830,923
   Class C shares                                                                3,566,826         3,886,525
   Class Y shares                                                                  196,021            31,122
Payments for redemptions
   Class A shares                                                              (45,985,481)      (51,633,582)
   Class B shares (Note 2)                                                     (20,704,394)       (7,925,106)
   Class C shares (Note 2)                                                        (685,078)         (162,760)
   Class Y shares                                                                  (10,512)           (1,365)
                                                                                   -------            ------
Increase (decrease) in net assets from capital share transactions              176,908,043       254,132,035
                                                                               -----------       -----------
Total increase (decrease) in net assets                                        281,274,394       223,166,437
Net assets at beginning of year                                                243,136,859        19,970,422
                                                                               -----------        ----------
Net assets at end of year                                                     $524,411,253      $243,136,859
                                                                              ============      ============
Undistributed net investment income                                           $  4,916,130      $         --
                                                                              ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

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17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,689,840 and accumulated net realized loss has been decreased by $1,835,470 resulting in a net reclassification adjustment to decrease paid-in capital by $4,525,310.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003         2002
Class A
Distributions paid from:
      Ordinary income                             $--          $--
      Long-term capital gain                       --           --
Class B
Distributions paid from:
      Ordinary income                              --           --
      Long-term capital gain                       --           --
Class C
Distributions paid from:
      Ordinary income                              --           --
      Long-term capital gain                       --           --
Class Y
Distributions paid from:
      Ordinary income                              --           --
      Long-term capital gain                       --           --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                          $        --
Accumulated long-term gain (loss)                      $(2,086,031)
Unrealized appreciation (depreciation)                 $81,891,939

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.90% to 0.775% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $172,354 for the year ended Oct. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,805,274 for Class A, $89,844 for Class B and $1,489 for Class C for the year ended Oct. 31, 2003.

For the year ended Oct. 31, 2003, AEFC and its affiliates waived certain fees and expenses to 1.65% for Class A, 2.42% for Class B, 2.42% for Class C and 1.47% for Class Y. Beginning Nov. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.70% for Class A, 2.47% for Class B, 2.47% for Class C and 1.53% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,783 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $214,338,459 and $61,066,086, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $283,601 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2003
                                             Class A       Class B       Class C   Class Y
Sold                                       32,306,644    12,418,621      671,824    33,330
Issued for reinvested distributions                --            --           --        --
Redeemed                                   (8,808,321)   (3,886,539)    (125,425)   (1,968)
                                           ----------    ----------     --------    ------
Net increase (decrease)                    23,498,323     8,532,082      546,399    31,362
                                           ----------     ---------      -------    ------

                                                      Year ended Oct. 31, 2002
                                             Class A       Class B       Class C   Class Y
Sold                                       41,142,796    17,065,821      732,518     5,675
Issued for reinvested distributions                --            --           --        --
Redeemed                                   (9,866,931)   (1,551,538)     (31,902)     (304)
                                           ----------    ----------      -------      ----
Net increase (decrease)                    31,275,865    15,514,283      700,616     5,371
                                           ----------    ----------      -------     -----

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                    Currency to     Currency to     Unrealized   Unrealized
Exchange date      be delivered     be received   appreciation depreciation
Dec. 18, 2003        18,300,000       2,866,878         $8,887   $       --
                   Danish Krona     U.S. Dollar
Dec. 18, 2003       585,000,000       4,979,359             --      349,650
                   Japanese Yen     U.S. Dollar
Dec. 18, 2003       400,000,000       3,456,171             --      187,595
                   Japanese Yen     U.S. Dollar
Dec. 18, 2003    11,000,000,000      94,552,894             --    5,650,693
                   Japanese Yen     U.S. Dollar
Dec. 18, 2003       925,000,000       7,960,413             --      465,798
                   Japanese Yen      U.S Dollar
                                                        ------   ----------
Total                                                   $8,887   $6,653,736
                                                        ------   ----------

6. STOCK INDEX FUTURES CONTRACTS

As of Oct. 31, 2003, $1,124,095 was held in a margin deposit account as collateral to cover initial margin deposits on 185 open purchase contracts denominated in Euros, 80 open purchase contracts denominated in British Pounds and 80 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts as of Oct. 31, 2003 was $19,008,206 with a net unrealized gain of $129,989. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $2,086,031 as of Oct. 31, 2003, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003      2002        2001(b)
Net asset value, beginning of period                                       $4.75     $5.23        $5.14
Income from investment operations:
Net investment income (loss)                                                 .04       .02           --
Net gains (losses) (both realized and unrealized)                           1.49      (.50)         .09
Total from investment operations                                            1.53      (.48)         .09
Net asset value, end of period                                             $6.28     $4.75        $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                     $363      $163          $16
Ratio of expenses to average daily net assets(c),(e)                       1.65%     1.64%        1.65%(d)
Ratio of net investment income (loss) to average daily net assets           .87%      .77%       (1.33%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%       13%          --%
Total return(i)                                                           32.21%    (9.18%)       1.75%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003      2002        2001(b)
Net asset value, beginning of period                                       $4.71     $5.22        $5.14
Income from investment operations:
Net investment income (loss)                                                  --        --         (.01)
Net gains (losses) (both realized and unrealized)                           1.47      (.51)         .09
Total from investment operations                                            1.47      (.51)         .08
Net asset value, end of period                                             $6.18     $4.71        $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                     $153       $77           $4
Ratio of expenses to average daily net assets(c),(f)                       2.42%     2.41%        2.42%(d)
Ratio of net investment income (loss) to average daily net assets           .12%      .01%       (1.99%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%       13%          --%
Total return(i)                                                           31.21%    (9.77%)       1.56%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003      2002        2001(b)
Net asset value, beginning of period                                       $4.71     $5.22        $5.14
Income from investment operations:
Net investment income (loss)                                                  --        --         (.01)
Net gains (losses) (both realized and unrealized)                           1.47      (.51)         .09
Total from investment operations                                            1.47      (.51)         .08
Net asset value, end of period                                             $6.18     $4.71        $5.22

Ratios/supplemental data
Net assets, end of period (in millions)                                       $8        $3          $--
Ratio of expenses to average daily net assets(c),(g)                       2.42%     2.42%        2.42%(d)
Ratio of net investment income (loss) to average daily net assets           .13%      .02%       (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%       13%          --%
Total return(i)                                                           31.21%    (9.77%)       1.56%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                2003      2002        2001(b)
Net asset value, beginning of period                                       $4.76     $5.23        $5.14
Income from investment operations:
Net investment income (loss)                                                 .05       .03           --
Net gains (losses) (both realized and unrealized)                           1.49      (.50)         .09
Total from investment operations                                            1.54      (.47)         .09
Net asset value, end of period                                             $6.30     $4.76        $5.23

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--       $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.47%     1.45%        1.48%(d)
Ratio of net investment income (loss) to average daily net assets           .88%     1.01%       (1.23%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%       13%          --%
Total return(i)                                                           32.35%    (8.99%)       1.75%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Select Value Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the two-year period ended October 31, 2003 and for the period from September 28, 2001 (when shares became publicly available) to October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Select Value Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
  Express(R)
 Partners Funds

AXP(R) Partners
         International
              Small Cap
                    Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       17

Notes to Financial Statements              20

Independent Auditors' Report               30

Board Members and Officers                 31

Proxy Voting                               33

(logo) DALBAR

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Franklin Templeton

Portfolio manager                 Since                Years in industry
Cindy Sweeting, CFA               10/02                       19
Tucker Scott, CFA                 10/02                       12
Simon Rudolph, ACA                10/02                       17

Wellington Management

Portfolio manager                 Since                Years in industry
Edward L. Makin                   10/02                       16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 10/3/02      B: 10/3/02      C: 10/3/02      Y: 10/3/02

Ticker symbols
A: AISCX        B: --           C: --           Y: --

Total net assets                                          $29.8 million

Number of holdings                                                  198

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                        LARGE
                        MEDIUM   SIZE
         X              SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 22.9%
United Kingdom 8.4%
Netherlands 8.1%
Hong Kong 5.8%
France 5.1%
Australia 5.0%
Canada 4.8%
Finland 4.3%
South Korea 3.9%
Germany 3.5%
Italy 3.5%
Switzerland 3.4%
Sweden 3.3%
Denmark 2.6%
Singapore 2.5%
Mexico 2.3%
Greece 1.8%
Spain 1.8%
New Zealand 1.4%
China 1.1%
India 1.1%
Other* 3.4%

* Includes Belgium, Brazil, Israel, Luxembourg, Norway, Papua New Guinea, Philippines, Taiwan and Thailand.

TOP TEN HOLDINGS

Percentage of portfolio assets

Ranstad Holding (Netherlands)                                       1.3%
NRJ Group (France)                                                  1.2
EMI Group (United Kingdom)                                          1.1
TietoEnator (Finland)                                               1.1
Equant (Netherlands)                                                1.0
Carlsberg Cl B (Denmark)                                            1.0
Vestas Wind Systems (Denmark)                                       1.0
Jenoptik (Germany)                                                  1.0
Remy Cointreau (France)                                             1.0
Lindt & Spruengli (Switzerland)                                     1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

International investing involves special risks, such as political instability and currency fluctuations, and stocks of small-sized companies may be more subject to erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Small Cap Fund's portfolio is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of small capitalization international companies to seek long-term growth of capital. For the 12 months ended Oct. 31, 2003, the Fund's Class A shares advanced 46.37%, excluding sales charge. While producing strong absolute returns, the Fund underperformed its benchmark, the CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, which rose 53.46%. The Fund also underperformed its peer group, as represented by the Lipper International Small Cap Funds Index, which rose 48.30% for the period. As of Oct. 31, 2003, Franklin Templeton Investments and Wellington Management Company each managed approximately 50% of the Fund's portfolio.

Q: What factors affected performance the most for your portion of AXP Partners International Small Cap Fund for the annual period ended Oct. 31, 2003?

     Franklin Templeton: Our portion of the portfolio underperformed the benchmark index for the fiscal year. Between November 2002 and May 2003, our positioning in cyclically oriented stocks in the media, industrials, and retail sectors hurt results. These stocks declined more dramatically than most due to the widely held outlook for slow economic growth. While these cyclical stocks generally outperformed during the second half of the fiscal year, our portion of the portfolio trailed the index slightly due to poor stock selection in the software, health care and commercial services areas as well as a higher-than-normal cash position.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

60%                          (bar 2)
                             +53.46%                (bar 3)
50%     (bar 1)                                     +48.30%
        +46.37%
40%

30%

20%

10%

 0%

(bar 1)  AXP Partners International Small Cap Fund Class A
         (excluding sales charge)
(bar 2) CitiGroup Global Equity Index ex-U.S. Less Than $2 billion index (unmanaged)
(bar 3)  Lipper International Small Cap Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> International small-cap equities outperformed their large-cap counterparts in most major European markets through the second half of the fiscal year.(end callout quote)

-- Franklin Templeton

     Despite economic sluggishness and geopolitical uncertainties, global stocks posted positive results in the autumn of 2002. The same could not be said for the first months of 2003, as escalating geopolitical tensions, particularly over the war in Iraq and continued threats of terrorism, led to depressed investor sentiment and negative global equity market performance. In the second and third quarters of 2003, international equities rebounded. International small-cap equities outperformed their large-cap counterparts in most major European markets

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                             Class A                Class B                    Class C                     Class Y
(Inception dates)           (10/3/02)              (10/3/02)                  (10/3/02)                   (10/3/02)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)      NAV(5)       POP(5)
1 year                  +46.37%    +37.94%    +45.47%      +41.47%      +45.47%      +45.47%         +46.76%      +46.76%
Since inception         +47.01%    +39.15%    +45.91%      +42.30%      +45.91%      +45.91%         +47.38%      +47.38%

as of Sept. 30, 2003
Since inception         +42.68%    +34.48%    +41.46%      +37.46%      +41.46%      +40.46%         +42.89%      +42.89%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Questions & Answers

     through the second half of the fiscal year. Equity market results in Asia were more balanced during the second quarter. From a sector perspective, the technology and cyclical sectors led the international equity markets rally during the second half of the period.

     Wellington: We attempt to find what we believe are the best small companies by applying our resources in global research. Stock selection in consumer discretionary, industrials, and information technology was a primary contributor to our strong performance. Our top performing stocks for the period included Clarins, a French high-end cosmetics and personal products company; Informa Group, a media company based in the U.K.; and TPI, the yellow pages directory publisher in Spain. Within sectors, Fund performance was enhanced by a less than benchmark position in financials and our greater than benchmark position in telecommunications.

     On the other hand, performance in our portion of the portfolio was hindered by our greater than benchmark positions in consumer staples and health care. Poorly performing individual holdings included BML and NIC Corporation, both Japanese health care providers, and Tower Limited, a New Zealand insurance company.

Q: What changes did you make to the portfolio and how is it currently positioned?

     Franklin Templeton: During the first half of the fiscal year we built a position in Vestas Wind Systems, a Denmark-based wind turbine manufacturer. This stock performed quite well for the Fund over the annual period. We continue to believe that Vestas Wind Systems is a company well positioned globally to benefit from growth in wind power, a clean source of energy that is now cost-competitive with traditional sources such as gas, coal and nuclear. Vestas Wind Systems was one of the Fund's top ten holdings as a percentage of portfolio assets as of Oct. 31, 2003.

     Corporacion Geo, the leading homebuilder in Mexico, also performed well during the annual period, coming off a very depressed base. Geo builds low- and middle-income housing, a market segment in Mexico where large unmet demand coupled with government subsidies is spurring strong growth. Other holdings that made positive contributions to Fund returns for the 12 months included Techtronic Industries, a Hong Kong manufacturer of power tools, and ATI Technologies, a Canadian maker of graphics chips.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The most significant change we made over the annual period was our move to a greater than benchmark position in Asian banks (end callout quote)

-- Wellington Management

     Of course, not all Fund holdings performed well. In software, Thiel Logistik underperformed based on continued weakness in its core German market. In health care, Finland-based Orion-Yhtyma performed poorly, although we remain enthusiastic about the prospects for its drug known as Stalevo for Parkinson's disease. In commercial services, the Fund was impacted most by its holding in Chubb PLC, a U.K.-based security services company. Chubb PLC was taken over by United Technologies of the U.S. during the period. Normally, a takeover is good news. However, in this case we were unhappy with the price offered because we felt it substantially undervalued Chubb. Despite our displeasure with the offer, we had no alternative but to accept it under U.K. takeover laws.

     Wellington: The most significant change we made over the annual period was our move to a greater than benchmark position in Asian banks thereby materially reducing the less than benchmark position the Fund maintains in the financials sector overall. With some evidence of a turnaround in both the South Korean and Japanese economies, equity movements had been concentrated in the large-cap stocks available to investors. However, having met with and analyzed a significant number of small-cap financial companies over the fiscal year, we believe these smaller Asian banks will likely receive more attention from investors than their large-cap counterparts over the coming months and could see capital appreciation.

     On the equally important sell side of our investment discipline, price targets in a number of Fund holdings were met in surprisingly short periods of time. In keeping with our investment philosophy, we took profits and recycled the sales proceeds into sectors and stocks that we believe have been overlooked.

     Finally, we transitioned to a more defensive posture in our portion of the portfolio during the second half of the fiscal year, primarily because we grew concerned that many stocks were nearing high valuation levels.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   How do you intend to manage the Fund in the coming months?

     Franklin Templeton: We continue to adhere to our value, bottom-up, long-term investment philosophy. We believe the international small-cap equity asset class is still attractive, and we remain confident that our team of small-cap equity research analysts has helped identify stocks that we believe offer attractive superior appreciation potential relative to the overall international equity market.

     Wellington: Clearly, the international equity markets have made a remarkable recovery since the first quarter 2003 lows. Yet, there remain clouds on the horizon. There is uncertainty about the effect of recent currency moves, including U.S. dollar weakness, and particularly the rise of the euro versus the yen. There also are huge debtor/creditor imbalances between the East and West within the international community. Perhaps the greatest debate currently is whether low economic growth and low inflation fears have been overdone, and whether a threat of inflation is possible given the substantial monetary stimulus injected into the global economy over the past few years, especially in the U.S. Such debate has already been reflected in the significant rise in bond yields from their lows and will likely continue to have implications for financial companies, housing prices, and the markets in general. Thus, we have shifted to a more cautious outlook. The global economic recovery seems real, driven by improving Gross Domestic Product (GDP) growth in the U.S. However, it appears that some sectors in the small-cap equity markets, such as technology, may have already incorporated much of this optimism into their prices. In light of these developments, we have recently reduced the portfolio's positions in these sectors.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners International Small Cap Fund Class A shares (from 10/1/02 to 10/31/03) as compared to the performance of two widely cited performance indices, the CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index and the Lipper International Small Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                  IN AXP PARTNERS INTERNATIONAL SMALL CAP FUND

                                                                         10/1/02   10/02     1/03     4/03     7/03     10/03
AXP Partners International Small Cap Fund Class A                          $9,425  $9,751   $9,732  $10,536  $12,318  $14,272
CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index(1)       $10,000 $11,027  $11,217  $12,014  $14,100  $16,934
Lipper International Small Cap Funds Index(2)                             $10,000 $10,057  $10,145  $10,801  $12,584  $14,913

(1) CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the CitiGroup Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) Lipper International Small Cap Funds Index, an index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003

1 year                                                               +37.94%
Since inception (10/3/02)                                            +39.15%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Partners International Small Cap Fund

Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (90.4%)(c)
Issuer                                         Shares              Value(a)

Australia (4.5%)

Financial services (0.5%)
Lend Lease                                     20,446              $162,629

Health care products (0.3%)
Cochlear                                        3,618                80,865

Industrial transportation (0.1%)
Adsteam Marine                                 17,342(b)             22,149

Insurance (0.4%)
Promina Group                                  45,000               106,007

Media (1.3%)
APN News & Media                               59,350               165,920
John Fairfax Holdings                          90,570               232,636
Total                                                               398,556

Metals (0.8%)
Iluka Resources                                75,190               249,149

Multi-industry (0.7%)
Mayne Group                                    80,274               207,329

Precious metals (0.4%)
Sons of Gwalia                                 47,660               117,007

Belgium (0.6%)

Electronics
Barco                                           2,440               180,118

Brazil (0.2%)

Paper & packaging
Aracruz Celulose ADR                            2,550                71,655

Canada (4.4%)

Automotive & related (0.4%)
Linamar                                        15,050               123,319

Banks and savings & loans (0.7%)
Laurentian Bank of Canada                      10,540               221,907

Computer software & services (0.4%)
ATI Technologies                                8,630(b)            123,618

Electronics (0.4%)
GSI Lumonics                                   12,160(b)            131,467

Energy equipment & services (0.3%)
Precision Drilling                              2,260(b)             88,939

Food (1.1%)
North West Co Fund                             11,650               211,954
Sobeys                                          3,100                73,311
Total                                                               285,265

Industrial transportation (0.3%)
Guangshen Railway Cl H                        356,000                98,562

Media (0.8%)
Torstar Cl B                                    7,000               148,705
Transcontinental Cl B                           4,820                78,989
Total                                                               227,694

China (1.0%)

Electronics (0.3%)
Ngai Lik Industrial Holding                   308,000               114,027

Multi-industry (0.4%)
Lerado Group Holding                          595,984               106,677

Textiles & apparel (0.3%)
Weiqiao Textile Cl H                           65,000(b)             76,168

Denmark (2.3%)

Beverages & tobacco (0.8%)
Carlsberg Cl B                                  6,410               266,141

Multi-industry (0.6%)
ISS                                             3,510               167,416

Utilities -- electric (0.9%)
Vestas Wind Systems                            12,540               263,761

Finland (3.9%)

Computer software & services (1.0%)
TietoEnator                                    10,900               288,905

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Finland (cont.)

Health care services (0.8%)
Orion-Yhtyma Cl B                              11,950              $229,911

Insurance (0.4%)
Pohjola Group Series D                          5,600               126,228

Machinery (1.0%)
KCI Konecranes Intl                             2,760                82,491
Metso                                          18,880               211,578
Total                                                               294,069

Multi-industry (0.7%)
Amer Group                                      5,820               221,578

France (4.6%)

Beverages & tobacco (0.9%)
Remy Cointreau                                  8,200               257,378

Computer software & services (0.4%)
Atos Origin                                     1,800(b)            120,110

Insurance (0.4%)
April Group                                     7,062               111,897

Media (2.1%)
Havas                                          43,248               206,131
Ipsos                                           1,300               109,717
NRJ Group                                      16,600               325,162
Total                                                               641,010

Multi-industry (0.4%)
Cegedim                                         2,405               131,403

Retail -- general (0.4%)
Galeries Lafayette                                780               112,256

Germany (2.7%)

Electronics (0.5%)
Aixtron                                        10,988                65,401
ELMOS Semiconductor                             6,168(b)             79,231
Total                                                               144,632

Health care products (0.4%)
Celesio                                         2,680               112,158

Machinery (0.4%)
Heidelberger Druckmaschinen                     3,300               116,200

Multi-industry (0.8%)
Jenoptik                                       23,756               260,975

Retail -- general (0.6%)
Fielmann                                        4,630               172,236

Greece (1.7%)

Banks and savings & loans (0.4%)
Bank of Piraeus                                12,000               112,158

Building materials & construction (0.6%)
Aktor Technical                                28,300               164,494

Retail -- general (0.3%)
Germanos                                        4,500                97,301

Utilities -- telephone (0.4%)
STET Hellas
   Telecommunications ADR                      11,000               124,740

Hong Kong (5.3%)

Banks and savings & loans (1.2%)
Dah Sing Financial Group                       18,800               131,334
Wing Hang Bank                                 19,500               120,279
Wing Lung Bank                                 17,400               109,566
Total                                                               361,179

Electronics (1.3%)
ASM Pacific Technology                         35,500               132,799
Techtronic Inds                                88,000               242,502
Total                                                               375,301

Health care products (0.5%)
Moulin Intl Holdings                          216,000               162,716

Media (0.2%)
Asia Satellite
   Telecommunications Holdings                 34,000                61,076

Multi-industry (0.9%)
Beijing Capital Intl Airport                  470,000               174,003
Li & Fung                                      50,000                84,023
Total                                                               258,026

Retail -- general (0.5%)
Giordano Intl                                 350,000               157,745

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Hong Kong (cont.)

Textiles & apparel (0.7%)
Fountain Set                                  168,000              $116,822
Texwinca Holdings                             112,823                80,632
Total                                                               197,454

India (1.0%)

Building materials & construction (0.4%)
Gujarat Ambuja Cements GDR                     21,060               118,989

Computer software & services (0.6%)
Satyam Computer Services                        9,280               167,968

Israel (0.5%)

Electronics
Orbotech                                        6,280(b)            149,150

Italy (3.1%)

Automotive & related (0.3%)
Brembo                                         14,600                93,518

Banks and savings & loans (1.2%)
Banca Popolare di Milano                       48,900               249,555
Banco Popolare di Verona e Novara               8,730               134,977
Total                                                               384,532

Health care products (0.3%)
Amplifon                                        2,936                75,430

Media (0.7%)
Caltagirone Editore                            27,600               211,761

Telecom equipment & services (0.2%)
Ericsson                                        2,158                49,521

Textiles & apparel (0.4%)
Tod's                                           3,100               120,545

Japan (20.9%)

Airlines (0.7%)
Japan Airport Terminal                         29,000               208,660

Automotive & related (0.3%)
Keihin                                          9,000                90,954

Banks and savings & loans (3.8%)
77 Bank                                        37,000               193,859
Chiba Bank                                     18,000                77,446
Hokkaido Bank                                  48,000(b)             67,676
Hokugin Financial Group                        59,000(b)             92,846
Joyo Bank                                      54,000               172,902
Kiyo Bank                                      39,000(b)             75,563
Okasan Holdings                                13,000                64,802
Shiga Bank                                     30,000               115,159
Suruga Bank                                    29,000               181,753
Tokyo Tomin Bank                                4,300                73,221
Total                                                             1,115,227

Beverages & tobacco (0.7%)
Kirin Beverage                                 13,000               216,401

Building materials & construction (0.7%)
Okumura                                        32,000               130,695
Taiheiyo Cement                                32,000                79,174
Total                                                               209,869

Chemicals (1.5%)
Fujimi                                          2,800                93,473
Taiyo Ink Mfg                                   3,900               147,933
Tokyo Ohka Kogyo                               11,500               209,214
Total                                                               450,620

Computer software & services (1.0%)
Ines                                           13,900               119,611
Meitec                                          4,900               175,166
Total                                                               294,777

Electronics (1.1%)
Alpine Electronics                             11,000               141,284
Hitachi Medical                                 6,000                69,914
NEC System Integration &
   Construction                                12,500                93,351
Seiko Epson                                       300                10,806
Total                                                               315,355

Financial services (0.2%)
Japan Securities Finance                       13,000                71,897

Food (0.6%)
House Foods                                     9,000                97,422
Kikkoman                                       11,000                71,642
Total                                                               169,064

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Japan (cont.)

Health care products (1.8%)
Nippon Shinyaku                                31,000              $177,932
Ono Pharmaceutical                              3,000               104,243
Tanabe Seiyaku                                 14,000               102,515
Towa Pharmaceutical                             8,000               162,278
Total                                                               546,968

Home building (0.3%)
PanaHome                                       21,000               103,343

Household products (0.8%)
Milbon                                          2,900                68,586
Sangetsu                                        5,600                97,905
Toto                                            9,000                74,908
Total                                                               241,399

Leisure time & entertainment (0.4%)
Avex                                            5,400               107,573

Machinery (0.5%)
Komori                                         12,000               148,233

Media (1.0%)
Asatsu-DK                                       4,000                95,511
Kadokawa Holdings                               7,300               211,161
Total                                                               306,672

Miscellaneous (0.4%)
Sumitomo Forestry                              13,000               106,427

Multi-industry (1.2%)
Bellsystem24                                      850               193,296
Hokuto                                          9,600               130,026
Tokyo Individualized
   Educational Institute                        5,800                44,581
Total                                                               367,903

Retail -- drugstores (0.7%)
Tsuruha                                        11,800               204,046

Retail -- general (2.0%)
C&S                                             6,900               127,412
FamilyMart                                      8,800               191,313
Kose                                            4,000               127,712
Otsuka Kagu                                     4,500               130,986
Total                                                               577,423

Textiles & apparel (1.2%)
Nagaileben                                      3,100                84,313
United Arrows                                   3,000               134,262
Xebio                                           6,600               131,778
Total                                                               350,353

Luxembourg (0.5%)

Multi-industry
Thiel Logistik                                 26,750(b)            143,046

Mexico (2.1%)

Beverages & tobacco (0.3%)
Grupo Continental                              58,070                80,048

Engineering & construction (0.6%)
Corporacion GEO Series B                       35,760(b)            192,005

Household products (0.3%)
Kimberly-Clark de Mexico Cl A                  39,000                94,160

Multi-industry (0.9%)
Grupo Aeroportuario del
   Sureste ADR                                  9,780               168,999
Grupo Financiero Banorte                       24,500                79,747
Total                                                               248,746

Netherlands (7.3%)

Food (0.6%)
CSM                                             9,000               184,140

Health care products (0.7%)
OPG Groep                                       5,790               207,984

Machinery (0.5%)
IHC Caland                                      3,820               162,976

Multi-industry (3.8%)
Aalberts Inds                                   7,180               174,864
Arcadis                                        12,480               121,142
Imtech                                          9,150               188,273
Randstad Holding                               17,800               338,321
SNT Group                                       4,000(b)             59,985
Vedior                                         15,040               216,802
Total                                                             1,099,387

Retail -- general (0.5%)
Koninklijke Vendex                             12,400               152,655

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Netherlands (cont.)

Telecom equipment & services (0.3%)
Draka Holding                                   7,070               $99,448

Utilities -- telephone (0.9%)
Equant                                         31,100(b)            274,769

New Zealand (1.3%)

Health care products (0.5%)
Fisher & Paykel Healthcare                     19,560               145,426

Paper & packaging (0.3%)
Carter Holt Harvey                             68,722                77,274

Retail -- general (0.5%)
Warehouse Group                                45,686               160,009

Norway (0.2%)

Banks and savings & loans
Gjensidige NOR ASA                              1,170                47,978

Papua New Guinea (0.2%)

Energy equipment & services
Oil Search                                     92,712                67,757

Philippine Islands (0.3%)

Utilities -- telephone
Philippine Long Distance Telephone              5,500(b)             75,900

Singapore (2.3%)

Beverages & tobacco (0.3%)
Fraser & Neave                                 11,800                83,368

Food (0.6%)
Want Want Holdings                            196,030               165,645

Real estate investment trust (0.5%)
Keppel Land                                   159,000               155,260

Telecom equipment & services (0.9%)
MobileOne                                     256,000               199,984
Singapore Exchange                            180,600                69,503
Total                                                               269,487

South Korea (3.6%)

Automotive & related (0.4%)
Halla Climate Control                           1,850               131,462

Banks and savings & loans (1.8%)
Daegu Bank                                     21,490                97,872
Koram Bank                                      9,370               107,674
Korea Exchange Bank                            27,270(b)            112,329
Pusan Bank                                     40,110               216,902
Total                                                               534,777

Electronics (0.8%)
Daeduck Electronics                            11,700               107,757
LG                                              9,310                78,272
Samsung Electro Mechanics                       1,870                63,360
Total                                                               249,389

Media (0.3%)
Cheil Communications                              610                74,736

Telecom equipment & services (0.3%)
LG Telecom                                     24,310(b)             74,871

Spain (1.6%)

Engineering & construction (0.2%)
Grupo Dragados                                  3,027                61,827

Industrial transportation (0.7%)
Transportes Azkar                              31,490               197,678

Lodging & gaming (0.6%)
Sol Melia                                      29,190               209,708

Media (0.1%)
Telefonica Publicidad e Informacion             4,220                21,242

Sweden (3.0%)

Engineering & construction (0.6%)
Alfa Laval                                      8,010               105,761
NCC AB Cl B                                    11,050                65,018
Total                                                               170,779

Financial services (0.9%)
D. Carnegie & Co                               13,880               144,123
Kungsleden                                      5,820               128,324
Total                                                               272,447

Home building (0.2%)
JM AB                                           4,700                65,672

Media (0.5%)
Enrio                                          17,850               143,013

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares              Value(a)

Sweden (cont.)

Multi-industry (0.8%)
Observer                                       61,450              $244,985

Switzerland (3.1%)

Banks and savings & loans (0.3%)
Vontobel Holding                                4,210                92,217

Chemicals (0.9%)
Clariant                                       10,900(b)            153,458
Gurit-Heberlein                                   200               129,554
Total                                                               283,012

Food (0.9%)
Lindt & Spruengli                                 340               257,161

Health care products (0.5%)
Bachem Holding Cl B                             2,970               137,896

Leisure time & entertainment (--%)
Kuoni Reisen Holding                               40                12,476

Machinery (0.5%)
SIG Holding                                     1,040               139,604

Taiwan (0.2%)

Computer hardware
Compal Electronics                             40,250                61,012

Thailand (0.4%)

Energy equipment & services
PTT Public                                     51,600               129,340

United Kingdom (7.7%)

Building materials & construction (0.7%)
Novar                                          93,376               209,952

Chemicals (0.2%)
Yule Catto                                     10,710                50,525

Electronics (0.5%)
Kesa Electricals                               36,030(b)            149,184

Financial services (0.4%)
Singer & Friedlander Group                     34,626               123,928

Food (0.8%)
Geest                                          31,180               248,152

Health care products (0.5%)
Cambridge Antibody Technology Group            14,900(b)            134,640

Industrial transportation (1.2%)
Avis Europe                                   126,530               238,333
FirstGroup                                     23,600               120,645
Total                                                               358,978

Leisure time & entertainment (1.0%)
EMI Group                                     101,400               301,123

Multi-industry (1.5%)
Brambles Inds                                  41,050               124,343
Kidde                                          82,880               141,697
Securicor                                      97,195               143,905
Total                                                               409,945

Retail -- general (0.5%)
WH Smith                                       26,770               160,358

Textiles & apparel (0.4%)
Burberry Group                                 19,550               130,711

Total common stocks
(Cost: $22,156,489)                                             $26,908,407

Preferred stock (0.4%)(c)
Issuer                                         Shares              Value(a)

Germany
Hugo Boss                                       6,410              $130,702

Total preferred stock
(Cost: $58,198)                                                    $130,702

Total investments in securities
(Cost: $22,214,687)(d)                                          $27,039,109

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $22,278,944 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $4,961,078
     Unrealized depreciation                                       (200,913)
                                                                   --------
     Net unrealized appreciation                                 $4,760,165
                                                                 ----------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $22,214,687)                                                                     $27,039,109
Cash in bank on demand deposit                                                                         3,322,475
Capital shares receivable                                                                                 45,429
Dividends and accrued interest receivable                                                                 37,772
Receivable for investment securities sold                                                                 64,691
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                778
                                                                                                             ---
Total assets                                                                                          30,510,254
                                                                                                      ----------
Liabilities
Capital shares payable                                                                                       750
Payable for investment securities purchased                                                              683,935
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                              2,183
Accrued investment management services fee                                                                   912
Accrued distribution fee                                                                                     286
Accrued transfer agency fee                                                                                   93
Accrued administrative services fee                                                                           65
Other accrued expenses                                                                                    62,297
                                                                                                          ------
Total liabilities                                                                                        750,521
                                                                                                         -------
Net assets applicable to outstanding capital stock                                                   $29,759,733
                                                                                                     ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    39,972
Additional paid-in capital                                                                            22,433,829
Undistributed net investment income                                                                       69,299
Accumulated net realized gain (loss)                                                                   2,391,468
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  4,825,165
                                                                                                       ---------
Total -- representing net assets applicable to outstanding capital stock                             $29,759,733
                                                                                                     ===========
Net assets applicable to outstanding shares:                 Class A                                 $25,605,001
                                                             Class B                                 $ 3,934,507
                                                             Class C                                 $   154,112
                                                             Class Y                                 $    66,113
Net asset value per share of outstanding capital stock:      Class A shares         3,435,018        $      7.45
                                                             Class B shares           532,438        $      7.39
                                                             Class C shares            20,848        $      7.39
                                                             Class Y shares             8,851        $      7.47
                                                                                        -----        -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                             $  447,167
Interest                                                                                                   3,645
   Less foreign taxes withheld                                                                           (49,407)
                                                                                                         -------
Total income                                                                                             401,405
                                                                                                         -------
Expenses (Note 2):
Investment management services fee                                                                       183,744
Distribution fee
   Class A                                                                                                37,840
   Class B                                                                                                10,897
   Class C                                                                                                 1,034
Transfer agency fee                                                                                       16,197
Incremental transfer agency fee
   Class A                                                                                                 1,268
   Class B                                                                                                   794
   Class C                                                                                                    71
Service fee -- Class Y                                                                                        36
Administrative services fees and expenses                                                                 13,092
Custodian fees                                                                                           115,450
Printing and postage                                                                                      41,922
Registration fees                                                                                         49,933
Audit fees                                                                                                17,000
Other                                                                                                     17,361
                                                                                                          ------
Total expenses                                                                                           506,639
   Expenses waived/reimbursed by AEFC (Note 2)                                                          (178,626)
                                                                                                        --------
                                                                                                         328,013
   Earnings credits on cash balances (Note 2)                                                                (11)
                                                                                                             ---
Total net expenses                                                                                       328,002
                                                                                                         -------
Investment income (loss) -- net                                                                           73,403
                                                                                                          ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      2,416,897
   Foreign currency transactions                                                                          (9,155)
                                                                                                          ------
Net realized gain (loss) on investments                                                                2,407,742
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  4,608,021
                                                                                                       ---------
Net gain (loss) on investments and foreign currencies                                                  7,015,763
                                                                                                       ---------
Net increase (decrease) in net assets resulting from operations                                       $7,089,166
                                                                                                      ==========


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund

                                                                                                   For the period from
                                                                                 Oct. 31, 2003       Oct. 3, 2002* to
                                                                                  Year ended           Oct. 31, 2002
Operations
Investment income (loss) -- net                                                  $    73,403         $    (8,673)
Net realized gain (loss) on investments                                            2,407,742             (21,722)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              4,608,021             365,980
                                                                                   ---------             -------
Net increase (decrease) in net assets resulting from operations                    7,089,166             335,585
                                                                                   ---------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         9,059,867             433,690
   Class B shares                                                                  3,416,618             113,594
   Class C shares                                                                    138,224              21,212
   Class Y shares                                                                     29,000              10,000
Payments for redemptions
   Class A shares                                                                   (506,583)                 --
   Class B shares (Note 2)                                                          (161,164)                 --
   Class C shares (Note 2)                                                           (66,272)                 --
                                                                                  ----------             -------
Increase (decrease) in net assets from capital share transactions                 11,909,690             578,496
                                                                                  ----------             -------
Total increase (decrease) in net assets                                           18,998,856             914,081
Net assets at beginning of period (Note 1)                                        10,760,877           9,846,796**
                                                                                  ----------           ---------
Net assets at end of period                                                      $29,759,733         $10,760,877
                                                                                 ===========         ===========
Undistributed (excess of distributions over) net investment income               $    69,299         $        (1)
                                                                                 -----------         -----------

 *   When shares became publicly available.

** Initial capital of $10,000,000 was contributed on Sept. 26, 2002. The Fund had a decrease in net assets resulting from operations of $153,204 during the period from Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners International Small Cap Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $10,000,000 in the Fund which represented 1,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002. As of Oct. 31, 2003, AEFC owned approximately 50% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT
not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $4,103 and accumulated net realized gain has been increased by $8,520 resulting in a net reclassification adjustment to decrease paid-in capital by $4,417.

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                         Oct. 31, 2003       Oct. 3, 2002* to
                                          Year ended           Oct. 31, 2002
Class A
Distributions paid from:
      Ordinary income                       $--                    $--
      Long-term capital gain                 --                     --
Class B
Distributions paid from:
      Ordinary income                        --                     --
      Long-term capital gain                 --                     --
Class C
Distributions paid from:
      Ordinary income                        --                     --
      Long-term capital gain                 --                     --
Class Y
Distributions paid from:
      Ordinary income                        --                     --
      Long-term capital gain                 --                     --

* When shares became publicly available.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $2,332,288
Accumulated long-term gain (loss)                           $  192,736
Unrealized appreciation (depreciation)                      $4,760,908

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.12% to 0.995% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small Cap Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $459 for the year ended Oct. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $85,679 for Class A, $444 for Class B and $147 for Class C for the year ended Oct. 31, 2003.

For the year ended Oct. 31, 2003, AEFC and its affiliates waived certain fees and expenses to 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $11 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $24,032,620 and $13,062,636, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Year ended Oct. 31, 2003
                                             Class A      Class B     Class C     Class Y
Sold                                       1,436,856    534,719      24,378       4,793
Issued for reinvested distributions               --         --          --          --
Redeemed                                     (82,672)   (27,147)     (9,782)         --
                                           ---------    -------      ------       -----
Net increase (decrease)                    1,354,184    507,572      14,596       4,793
                                           ---------    -------      ------       -----

                                                    Oct. 3, 2002* to Oct. 31,2002
                                             Class A      Class B     Class C     Class Y
Sold                                          86,834     22,866       4,252       2,058
Issued for reinvested distributions               --         --          --          --
Redeemed                                          --         --          --          --
                                           ---------    -------      ------       -----
Net increase (decrease)                       86,834     22,866       4,252       2,058
                                           ---------    -------      ------       -----

* When shares became publicly available.

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                             Currency to                  Currency to              Unrealized          Unrealized
Exchange date               be delivered                  be received             appreciation        depreciation
Nov. 3, 2003                      41,190                      318,248                 $ --                $394
                             U.S. Dollar                Swedish Krona
Nov. 3, 2003                      26,969                       15,846                   --                  80
                             U.S. Dollar                British Pound
Nov. 4, 2003                      37,617                       32,317                   --                  47
                             U.S. Dollar       European Monetary Unit
Nov. 4, 2003                      34,221                       20,180                   23                  --
                             U.S. Dollar                British Pound
Nov. 4, 2003                      11,705                    1,264,754                   --                 200
                             U.S. Dollar                 Japanese Yen
Nov. 5, 2003                      13,651                       23,778                    7                  --
                             U.S. Dollar             Singapore Dollar
Nov. 5, 2003                      10,164                       79,682                   51                  --
                             U.S. Dollar                Swedish Krona
Nov. 5, 2003                       7,715                       12,637                   49                  --
                             U.S. Dollar           New Zealand Dollar
Nov. 5, 2003                      31,934                       18,859                   69                  --
                             U.S. Dollar                British Pound
Nov. 5, 2003                     122,707                      105,946                  455                  --
                             U.S. Dollar       European Monetary Unit
Nov. 5, 2003                       8,678                       55,654                   25                  --
                             U.S. Dollar                 Danish Krona

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

                             Currency to                  Currency to              Unrealized          Unrealized
Exchange date               be delivered                  be received             appreciation        depreciation
Nov. 5, 2003                       9,743                       13,050                 $ 30              $   --
                             U.S. Dollar                  Swiss Franc
Nov. 5, 2003                       6,394                        9,003                   --                   6
                             U.S. Dollar            Australian Dollar
Nov. 5, 2003                      34,107                    3,685,858                   --                 579
                             U.S. Dollar                 Japanese Yen
Nov. 6, 2003                     130,653                   14,266,962                   --                 877
                             U.S. Dollar                 Japanese Yen
Nov. 6, 2003                      14,339                       20,305                   69                  --
                             U.S. Dollar            Australian Dollar
                                                                                      ----              ------
Total                                                                                 $778              $2,183
                                                                                      ----              ------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003       2002(b)
Net asset value, beginning of period                                  $5.09       $4.92
Income from investment operations:
Net investment income (loss)                                            .02          --
Net gains (losses) (both realized and unrealized)                      2.34         .17
Total from investment operations                                       2.36         .17
Net asset value, end of period                                        $7.45       $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                 $26         $11
Ratio of expenses to average daily net assets(c),(e)                  1.95%       1.86%(d)
Ratio of net investment income (loss) to average daily net assets      .52%      (1.08%)(d)
Portfolio turnover rate (excluding short-term securities)               87%          7%
Total return(i)                                                      46.37%       3.46%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003       2002(b)
Net asset value, beginning of period                                  $5.08       $4.92
Income from investment operations:
Net investment income (loss)                                           (.02)       (.01)
Net gains (losses) (both realized and unrealized)                      2.33         .17
Total from investment operations                                       2.31         .16
Net asset value, end of period                                        $7.39       $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                  $4         $--
Ratio of expenses to average daily net assets(c),(f)                  2.72%       2.72%(d)
Ratio of net investment income (loss) to average daily net assets     (.45%)     (2.17%)(d)
Portfolio turnover rate (excluding short-term securities)               87%          7%
Total return(i)                                                      45.47%       3.25%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003       2002(b)
Net asset value, beginning of period                                  $5.08       $4.92
Income from investment operations:
Net investment income (loss)                                           (.02)       (.01)
Net gains (losses) (both realized and unrealized)                      2.33         .17
Total from investment operations                                       2.31         .16
Net asset value, end of period                                        $7.39       $5.08

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--         $--
Ratio of expenses to average daily net assets(c),(g)                  2.72%       2.72%(d)
Ratio of net investment income (loss) to average daily net assets     (.01%)     (2.02%)(d)
Portfolio turnover rate (excluding short-term securities)               87%          7%
Total return(i)                                                      45.47%       3.25%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003       2002(b)
Net asset value, beginning of period                                  $5.09       $4.92
Income from investment operations:
Net investment income (loss)                                            .03          --
Net gains (losses) (both realized and unrealized)                      2.35         .17
Total from investment operations                                       2.38         .17
Net asset value, end of period                                        $7.47       $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--         $--
Ratio of expenses to average daily net assets(c),(h)                  1.78%       1.73%(d)
Ratio of net investment income (loss) to average daily net assets      .70%       (.93%)(d)
Portfolio turnover rate (excluding short-term securities)               87%          7%
Total return(i)                                                      46.76%       3.46%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 3.09% and 10.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.86% and 11.11% for the periods ended Oct. 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.86% and 11.11% for the periods ended Oct. 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.92% and 10.17% for the periods ended Oct. 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Small Cap Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended October 31, 2003, and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Small Cap Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP PARTNERS INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 5, 2004